                                                                    EXHIBIT 99.2



                  (CRESCENT REAL ESTATE EQUITIES COMPANY LOGO)


                         Crescent Real Estate Equities
                                    Company

                               First Quarter 2003

                   Supplemental Operating and Financial Data

    This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company, as filed in the Quarterly Reports on Form 10Q and the Annual Report on Form 10K with the Securities and Exchange Commission.


--------------------------------------------------------------------------------
                     Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                                TABLE OF CONTENTS

COMPANY BACKGROUND
 About the Company/Vision/Mission/Summary                                                       4
 Trust Managers/Executive Officers                                                              5


FINANCIAL HIGHLIGHTS
 Key Financial Data                                                                             7
 Balance Sheets                                                                                 9
 Statements of Operations                                                                      10
 Funds From Operations                                                                         11
 Earnings Guidance                                                                             12
 Segment Contribution                                                                          13
 Consolidated Debt Schedule                                                                    14
 Consolidated Debt Breakdown/Future Consolidated Debt Repayments                               15
 Unconsolidated Debt Schedule/Future Unconsolidated Debt Repayments                            16
 Investment in Unconsolidated Companies                                                        17

PORTFOLIO DATA
OFFICE:
 Office Portfolio Breakdown                                                                    21
 Office Property Table                                                                         22
 Unconsolidated Office Joint Venture Properties                                                25
 Leasing Statistics                                                                            26
 Same-Store Analysis                                                                           27
 Office capital Expenditures                                                                   28
 Top 25 Customers                                                                              29
 Customer Industry Diversification                                                             30
 Lease Expirations                                                                             31
 Acquisitions, Development and Dispositions                                                    37

RESORT/HOTEL:
 Resort/Hotel Property Table                                                                   39
 Same-Store Analysis                                                                           40

RESIDENTIAL DEVELOPMENT:
 Residential Development Property Table                                                        42
 Statistics                                                                                    43

TEMPERATURE-CONTROLLED LOGISTICS:
Temperature-Controlled Property Table and Operating Data                                       45

CONTACT INFORMATION
 Equity Research Coverage/IR Contacts                                                          47


--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                               COMPANY BACKGROUND



--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                               ABOUT THE COMPANY

Crescent Real Estate Equities Company (NYSE: CEI) is one of the largest publicly held real estate investment trusts in the nation. Through its subsidiaries and joint ventures, Crescent owned and managed, as of March 31, 2003, a portfolio of 73 premier office properties totaling 29.5 million square feet located primarily in the Southwestern United States, with major concentrations in Dallas, Houston, Austin and Denver. In addition, Crescent has investments in world-class resorts and spas and upscale residential developments.

                                     VISION

Our vision is to be the premier real estate investment and operating company in our markets as recognized by our customers, our people and the investment community.

                                    MISSION

Our mission is to deliver exceptional workplace environments and innovative solutions to our customers every day. Our people bring pride, passion and commitment to real estate.

                                    SUMMARY
                              As of March 31, 2003

NYSE Trading Symbols                                         CEI, CEIprA, CEIprB
Corporate Headquarters                                       Fort Worth, Texas
Fiscal Year End                                              12/31
Total Office Properties                                      73
Total Office Square Feet                                     29.5 million
Geographic Diversity                                         6 states and 25 sub-markets
Number of Employees                                          671
Common Shares and Units Outstanding                          116.9 million
Common Dividend--Quarter/Annualized                          $0.375/$1.50
Common Dividend Yield ($14.38 at 03/31/03)                   10.4%
Total Market Capitalization Including Debt                   $4.5 billion
Insider Ownership                                            18.0%


                           FORWARD LOOKING STATEMENTS

Certain statements made in this supplement may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent's future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release on May 6, 2003 and from time to time in Crescent's SEC reports, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K, which can be obtained from Crescent directly or on Crescent's website.

--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                                 TRUST MANAGERS

                              Richard E. Rainwater
                              Chairman of the Board

                                  John C. Goff
                         Vice Chairman of the Board and
                             Chief Executive Officer

                                Dennis H. Alberts
                      President and Chief Operating Officer

                                Anthony M. Frank
                      Chairman, Belvedere Capital Partners

                                William F. Quinn
                    President, AMR Investments Services, Inc.

                               Paul E. Rowsey, III
                             President, Eiger, Inc.

                               Robert R. Stallings
              Chairman and President, Stallings Capital Group, Inc.

                                Terry N. Worrell
                         President, Worrell Investments

                               EXECUTIVE OFFICERS

                      John C. Goff, Chief Executive Officer

            Dennis H. Alberts, President and Chief Operating Officer

   Kenneth S. Moczulski, President of Investments and Chief Investment Officer

   Jerry R. Crenshaw, Jr, Executive Vice President and Chief Financial Officer

  David M. Dean, Executive Vice President, Law and Administration and Secretary

             Jane E. Mody, Executive Vice President, Capital Markets

             Jane B. Page, Senior Vice President, Asset Management
                           and Leasing, Houston Region

            John L. Zogg, Jr, Senior Vice President, Asset Management
                           and Leasing, Dallas Region


--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                              FINANCIAL HIGHLIGHTS





--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                               KEY FINANCIAL DATA
               (Dollars in thousands, except for per share data)
                                  (unaudited)


                                                                              AS OF OR FOR THE THREE MONTHS ENDED
                                                        --------------------------------------------------------------------------
                                                         3/31/2003       12/31/2002      9/30/2002      6/30/2002      3/31/2002
                                                        ------------    ------------   ------------    ------------   ------------
SHARES AND UNITS:
Common Shares Outstanding                                 99,167,508      99,212,108    103,886,998     103,704,162    105,189,009
Units Outstanding (a)                                     17,750,088      17,756,684     13,082,468      13,182,468     13,183,674
                                                        ------------    ------------   ------------    ------------   ------------
Combined Shares and Units                                116,917,596     116,968,792    116,969,466     116,886,630    118,372,683
                                                        ============    ============   ============    ============   ============
Weighted Average for Quarter - Basic (EPS) (b)            99,217,542     100,558,758    103,766,485     104,887,898    104,938,208
Weighted Average for Quarter - Diluted (EPS) (b)          99,222,236     100,568,522    103,887,036     106,113,049    105,447,648
Weighted Average for Quarter - Diluted (FFO)             116,974,303     116,979,033    117,069,504     119,291,717    118,632,753

SHARE PRICE & DIVIDENDS
At the End of the Period                                $      14.38    $      16.64   $      15.70    $      18.70   $      19.40
High during Quarter                                     $      16.87    $      17.29   $      18.61    $      20.01   $      19.60
Low during Quarter                                      $      13.75    $      13.61   $      15.20    $      18.49   $      16.87
Dividends Declared during Quarter                       $      0.375    $      0.375   $      0.375    $      0.375   $      0.375

CAPITALIZATION
Market Value of Common Equity                           $  1,681,275    $  1,946,361   $  1,836,421    $  2,185,780   $  2,296,430
Preferred Equity (c)                                         335,400         335,400        335,400         335,400        200,000
Total Consolidated Debt                                    2,444,293       2,382,910      2,412,544       2,472,431      2,380,383
                                                        ------------    ------------   ------------    ------------   ------------
Total Capitalization                                    $  4,460,968    $  4,664,671   $  4,584,365    $  4,993,611   $  4,876,813
                                                        ============    ============   ============    ============   ============
Total Consolidated Debt/Total Capitalization                      55%             51%            53%             50%            49%

SELECTED BALANCE SHEET DATA
Book Value of Consolidated Real Estate Assets
 (before accum depr):                                   $  3,847,438    $  3,838,392   $  3,865,555    $  3,993,019   $  4,017,266
Total Assets                                               4,223,614       4,288,399      4,341,111       4,422,780      4,450,874
Total Liabilities                                          2,764,219       2,758,812      2,775,177       2,812,086      2,713,556
Total Unconsolidated Debt                                    563,258         559,037        506,559         470,838        467,405
Total Minority Interest                                      161,337         174,774        133,995         159,246        351,785
Total Shareholders' Equity                                 1,298,058       1,354,813      1,431,939       1,451,448      1,385,533

SELECTED OPERATING DATA
Total Consolidated Revenues (d)                         $    229,436    $    271,383   $    248,501    $    281,891   $    232,286
Net Straight - Line revenue/(expense) adjustment                 813             341            (17)            577            481
Lease Termination Fees                                         2,000          11,800          3,000             600          1,200
Consolidated Capitalized Interest:
    Office                                                        --              --             69             119            129
    Residential Development (e)                                4,239           6,982          4,127           3,668          1,890
Scheduled Principal Payments on Consolidated Debt              3,248           3,134          2,572           2,318          2,274
Office Property FFO (f)                                       72,260          85,765         88,045          80,502         80,572
Office Property Operating Margin (g)                              53%             58%            58%             56%            54%
General & Administrative Expense (G&A)                         6,415           9,840          6,197           5,333          6,392
G&A as a Percentage of Total Revenues                            2.8%            3.6%           2.5%            1.9%           2.8%
Office Bad Debt as Percentage of Gross Office Revenue            0.1%            0.9%           0.6%          -0.1%            0.8%
Interest Coverage Ratio (h)                                      2.2             2.3            2.2             2.3            2.5

NET INCOME FROM CONTINUING OPERATIONS (d) (i)
Net Income from Continuing Operations                   $     (4,819)   $     25,335   $     19,774    $      6,158   $     17,835
Basic - Per Share                                       $      (0.05)   $       0.25   $       0.19    $       0.06   $       0.17
Diluted - Per Share                                     $      (0.05)   $       0.25   $       0.19    $       0.06   $       0.17

FUNDS FROM OPERATIONS ("FFO") (f)
FFO                                                     $     41,417    $     70,834   $     50,012    $     53,205   $     64,127
FFO per Weighted Average Share - Diluted                $       0.35    $       0.60   $       0.43    $       0.45   $       0.54
FFO Payout Ratio - Diluted                                     107.1%           63.0%          87.2%           84.1%          69.4%

PORTFOLIO STATISTICS
Office Buildings Owned and Managed (j)                            73              73             73              74             76
Total Office Square Footage (j)                           29,465,407      29,464,127     28,511,578      28,296,794     28,396,008
Economic Office Occupancy at End of Quarter (j) (k)             85.7%           87.2%          89.2%           89.3%          89.4%
Leased Office Occupancy at End of Quarter (j)                   87.0%           89.7%          90.7%           90.4%          90.5%
Resort/Hotel Properties                                           10              10              9               9              9
Number of Resort/Hotel Rooms                                   3,077           3,077          2,807           2,807          2,807
Number of Residential Development Active Projects                 22              22             21              22             22


NOTE:  See footnotes on following page.



--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                               KEY FINANCIAL DATA
                             (dollars in thousands)
                                   (continued)


(a) Represents actual units outstanding x 2, with each unit exchangeable for 2 common shares, or at the option of the Company, an equivalent amount of cash.

(b) The share count for EPS does not include units, which are in Minority Interest.

(c) Net of issuance costs, preferred equity is $330,083.

(d) Revenues and operating expenses are not restated for prior quarters in the Key Financial Data as a result of Discontinued Operations.

(e) Residential Development capitalized interest is amortized through cost of sales as units / lots are sold, which is a reduction to FFO.

(f) Funds from operations, or FFO, based on the revised definition adopted by the Board of Governors of NAREIT, and as the Company uses it, means net income (loss), determined in accordance with GAAP, excluding gains (losses) from sales of depreciable operating property, excluding extraordinary items, as defined by GAAP, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. The Company considers FFO an appropriate measure of performance for an equity REIT and for its investment segments, although it is not a GAAP measure. FFO is not necessarily indicative of available cash and should not be considered an alternative to GAAP measures, including net income and cash generated from operating activities. Refer to Statement of Funds From Operations on page 11 for the Company's methodology, which may differ from that of other real estate companies that report FFO, as well as a complete reconciliation to Net Income, a GAAP measure.

(g) Calculated as the sum of (Office Property Revenue - Office Property Real Estate Taxes - Office Property Operating Expenses) divided by Office Property Revenue.

(h) Calculated as Net income before income taxes, minority interests, discontinued operations, and cumulative effect of a change in accounting principle plus

        o  Losses (gains) on property sales

        o  Impairments

        o  Interest expense

        o  Amortization of deferred financing costs

        o  Depreciation and amortization

    The sum of these for the trailing four quarters is divided by the sum of the trailing four quarters of interest expense. This calculation differs from the methods for calculating the Company's interest coverage ratios under the financial covenants in those particular debt instruments.

(i) Calculated as Net income before discontinued operations and cumulative effect of a change in accounting principle less preferred dividend payments.

(j) Property statistics exclude 5 Houston Center office property, which was developed and placed in service on September 16, 2002, and Five Post Oak Park office property, which was acquired on December 20, 2002. These office properties will be included in occupancy statistics once stabilized. Stabilization is deemed to occur upon the earlier of (1) achieving 93% occupancy or (2) one year following date placed in service or acquisition date. As of March 31, 2003, these two properties are included in only "Office Buildings Owned and Managed" and "Total Office Square Footage" on Key Financial Data.

(k) Economic occupancy is defined as occupancy based upon the customer's contractual obligation pursuant to the lease regardless of whether the customer physically occupies the space.


--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                                 BALANCE SHEETS
                             (dollars in thousands)


                                                                                    MARCH 31,      DECEMBER 31,
                                                                                       2003            2002
                                                                                   ------------    ------------
                                                                                   (UNAUDITED)       (AUDITED)
ASSETS:
 Investments in real estate:
     Land                                                                          $    314,828    $    304,319
     Land held for investment or development                                            454,948         447,778
     Building and improvements                                                        2,914,577       2,901,107
     Furniture, fixtures and equipment                                                  117,460         114,715
     Properties held for disposition, net                                                45,625          63,270
     Less - accumulated depreciation                                                   (763,193)       (732,353)
                                                                                   ------------    ------------
             Net investment in real estate                                         $  3,084,245    $  3,098,836

     Cash and cash equivalents                                                     $     75,795    $     78,444
     Restricted cash and cash equivalents                                                87,923         105,786
     Accounts receivable, net                                                            43,993          42,046
     Deferred rent receivable                                                            61,790          60,973
     Investments in real estate mortgages and equity
       of unconsolidated companies                                                      549,126         562,643
     Notes receivable, net                                                               98,776         115,494
     Income tax asset-current and deferred, net                                          42,287          39,709
     Other assets, net                                                                  179,679         184,468
                                                                                   ------------    ------------
               Total assets                                                        $  4,223,614    $  4,288,399
                                                                                   ============    ============
LIABILITIES:
     Borrowings under Credit Facility                                                   285,000         164,000
     Notes payable                                                                    2,159,293       2,218,910
     Accounts payable, accrued expenses and other liabilities                           319,926         375,902
                                                                                   ------------    ------------
              Total liabilities                                                    $  2,764,219    $  2,758,812
                                                                                   ------------    ------------

MINORITY INTERESTS:
     Operating partnership, 8,875,044 and 8,878,342 units, at March 31, 2003
         and December 31, 2002, respectively                                       $    121,842    $    130,802
     Consolidated real estate partnerships                                               39,495          43,972
                                                                                   ------------    ------------
              Total minority interests                                             $    161,337    $    174,774
                                                                                   ------------    ------------

SHAREHOLDERS' EQUITY:
     Preferred shares, $0.01 par value, authorized 100,000,000 shares:
     Series A Convertible Cumulative Preferred Shares,
       liquidation preference of $25.00 per share,
       10,800,000 shares issued and outstanding
       at March 31, 2003 and December 31, 2002                                     $    248,160    $    248,160
     Series B Cumulative Preferred Shares,
       liquidation preference of $25.00 per share,
       3,400,000 shares issued and outstanding
       at March 31, 2003 and December 31, 2002                                           81,923          81,923
     Common shares, $0.01 par value, authorized 250,000,000 shares,
       124,291,267 and 124,280,867 shares issued and outstanding
       at March 31, 2003 and December 31, 2002, respectively                              1,236           1,236
     Additional paid-in capital                                                       2,243,416       2,243,419
     Deferred compensation on restricted shares                                          (5,253)         (5,253)
     Accumulated deficit                                                               (784,604)       (728,060)
     Accumulated other comprehensive income                                             (26,637)        (27,252)
                                                                                   ------------    ------------
                                                                                   $  1,758,241    $  1,814,173
     Less - shares held in treasury, at cost, 25,123,759 and 25,068,759
       common shares at March 31, 2003 and December 31, 2002, respectively             (460,183)       (459,360)
                                                                                   ------------    ------------
              Total shareholders' equity                                           $  1,298,058    $  1,354,813
                                                                                   ------------    ------------

              Total liabilities and shareholders' equity                           $  4,223,614    $  4,288,399
                                                                                   ============    ============


--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                            STATEMENTS OF OPERATIONS
                  (dollars in thousands, except per share data)


                                                                                        FOR THE THREE MONTHS
                                                                                           ENDED MARCH 31,
                                                                                   ------------------------------
                                                                                       2003              2002
                                                                                   ------------      ------------
                                                                                            (UNAUDITED)
REVENUE:
   Office Property                                                                 $    128,682      $    139,589
   Resort/Hotel Property                                                                 63,721            38,524
   Residential Development Property                                                      35,365            38,750
   Interest and other income                                                              1,668             2,226
                                                                                   ------------      ------------
        Total revenue                                                              $    229,436      $    219,089
                                                                                   ------------      ------------

EXPENSE:
   Office Property real estate taxes                                               $     18,148      $     20,489
   Office Property operating expenses                                                    42,907            43,159
   Resort/Hotel Property expense                                                         49,740            23,890
   Residential Development Property expense                                              32,929            36,818
   Corporate general and administrative                                                   6,415             6,392
   Interest expense                                                                      43,233            42,272
   Amortization of deferred financing costs                                               2,424             2,320
   Depreciation and amortization                                                         38,772            32,640
   Other expenses                                                                           127                --
                                                                                   ------------      ------------
        Total expense                                                              $    234,695      $    207,980
                                                                                   ------------      ------------

        Operating (loss) income                                                    $     (5,259)     $     11,109
                                                                                   ------------      ------------

OTHER INCOME AND EXPENSE:
   Equity in net income (loss) of unconsolidated companies:
        Office Properties                                                          $      1,458      $      1,310
        Resort/Hotel Properties                                                             743                --
        Residential Development Properties                                                  970            12,483
        Temperature-controlled logistics Properties                                       1,507              (310)
        Other                                                                            (1,029)           (4,061)
                                                                                   ------------      ------------
   Total equity in net income (loss) of unconsolidated companies                   $      3,649      $      9,422
                                                                                   ------------      ------------

   Gain on property sales, net                                                               52                --
                                                                                   ------------      ------------
        Total other income and expense                                             $      3,701      $      9,422
                                                                                   ------------      ------------

(LOSS) INCOME BEFORE MINORITY INTERESTS, INCOME TAXES,
   DISCONTINUED OPERATIONS, AND CUMULATIVE EFFECT OF
     A CHANGE IN ACCOUNTING PRINCIPLE                                              $     (1,558)     $     20,531
        Minority interests                                                                  799            (7,010)
        Income tax benefit                                                                2,515             5,380
                                                                                   ------------      ------------

INCOME BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE
    EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE                                     $      1,756      $     18,901
        Discontinued operations - income (loss) on assets sold and held for sale            171             2,144
        Discontinued operations - (loss) gain on assets sold and held for sale          (14,682)            2,088
        Cumulative effect of a change in accounting principle                                --            (9,172)
                                                                                   ------------      ------------

NET (LOSS) INCOME                                                                  $    (12,755)     $     13,961

Series A Preferred Share distributions                                                   (4,556)           (3,375)
Series B Preferred Share distributions                                                   (2,019)               --
                                                                                   ------------      ------------

NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS                                 $    (19,330)     $     10,586
                                                                                   ============      ============

BASIC EARNINGS PER SHARE DATA:
   Net (loss) income before discontinued operations and cumulative effect
      of a change in accounting principle                                          $      (0.04)     $       0.15
   Discontinued operations - income (loss) on assets sold and held for sale                  --              0.02
   Discontinued operations - (loss) gain on assets sold and held for sale                 (0.15)             0.02
   Cumulative effect of a change in accounting principle                                     --             (0.09)
                                                                                   ------------      ------------

   Net (loss) income - basic                                                       $      (0.19)     $       0.10
                                                                                   ============      ============

DILUTED EARNINGS PER SHARE DATA:
   Net (loss) income before discontinued operations and cumulative effect
    of a change in accounting principle                                            $      (0.04)     $       0.15
   Discontinued operations - income on assets sold and held for sale                         --              0.02
   Discontinued operations - (loss) gain on assets sold and held for sale                 (0.15)             0.02
   Cumulative effect of a change in accounting principle                                     --             (0.09)
                                                                                   ------------      ------------

   Net (loss) income - diluted                                                     $      (0.19)     $       0.10
                                                                                   ============      ============

WEIGHTED AVERAGE SHARES
   OUTSTANDING - BASIC                                                               99,217,542       104,938,208
                                                                                   ============      ============

WEIGHTED AVERAGE SHARES
   OUTSTANDING - DILUTED                                                             99,222,236       105,447,648
                                                                                   ============      ============


--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                              FUNDS FROM OPERATIONS
                  (dollars in thousands, except per share data)



                                                                                     FOR THE THREE MONTHS
                                                                                        ENDED MARCH 31,
                                                                 ------------------------------------------------------------

                                                                                         (UNAUDITED)
                                                                     2003            2003             2002             2002
                                                                      $            PER SHARE           $            PER SHARE
                                                                 ------------      ---------      ------------      ---------
NET(LOSS)  INCOME                                                $    (12,755)         (0.11)     $     13,961           0.10

ADJUSTMENTS:
   Depreciation and amortization of real estate assets                 36,301           0.31            32,139           0.27
   Loss (gain) on property sales, net                                     226             --            (2,796)         (0.02)
   Cumulative effect of a change in accounting principle                   --             --             9,172           0.08
   Impairment and other charges related to
        real estate assets                                             17,028           0.15               600           0.01
   Adjustment for investments in real estate
        mortgages and equity of unconsolidated companies:
               Office Properties                                        2,822           0.02             2,162           0.02
               Resort Properties                                          394             --                --             --
               Residential Development Properties                         739           0.01               903           0.01
               Temperature-controlled logistics Properties              5,510           0.05             5,711           0.05
               Other                                                       22             --             2,646           0.02
   Unitholder minority interest                                        (2,295)         (0.02)            3,004           0.03
   Series A Preferred Share distributions                              (4,556)         (0.04)           (3,375)         (0.03)
   Series B Preferred Share distributions                              (2,019)         (0.02)               --             --
                                                                 ------------      ---------      ------------      ---------
FUNDS FROM OPERATIONS  (A)                                       $     41,417           0.35      $     64,127           0.54
                                                                 ============      =========      ============      =========

INVESTMENT SEGMENTS:
   Office Properties                                             $     72,260           0.61      $     80,572           0.67
   Resort/hotel Properties                                             15,631           0.13            20,910           0.18
   Residential Development Properties                                   5,288           0.05            15,561           0.13
   Temperature-controlled logistics Properties                          7,017           0.06             5,401           0.05
OTHER:
   Corporate general & administrative                                  (6,415)         (0.05)           (6,392)         (0.05)
   Interest expense                                                   (43,233)         (0.37)          (42,272)         (0.36)
   Series A Preferred Share distributions                              (4,556)         (0.04)           (3,375)         (0.03)
   Series B Preferred Share distributions                              (2,019)         (0.02)               --             --
   Other (B)                                                           (2,556)         (0.02)           (6,278)         (0.05)
                                                                 ------------      ---------      ------------      ---------

FUNDS FROM OPERATIONS  (A)                                       $     41,417           0.35      $     64,127           0.54
                                                                 ============      =========      ============      =========

WEIGHTED AVERAGE SHARES
   OUTSTANDING - BASIC                                             99,217,542                      104,938,208

WEIGHTED AVERAGE SHARES/UNITS
   OUTSTANDING - DILUTED                                          116,974,303                      118,632,753

DIVIDEND PAID PER SHARE DURING PERIOD                            $      0.375                     $      0.375

SUPPLEMENTAL INFORMATION:
   Rental income from straight-line rents                        $       (813)                    $       (481)
   Temperature-controlled capital expenditures                           (951)                            (951)
   Non Revenue-enhancing capital expenditures:
        Resort/hotel Property capital expenditures                     (1,821)                          (3,887)
        Office Property capital expenditures                             (564)                          (1,910)
        Office Property tenant improvement and leasing costs          (10,333)                          (4,756)
   Depreciation and amortization of non-real estate assets              2,471                            1,449
   Amortization of deferred financing costs                             2,424                            2,320


(A) Funds from operations, or FFO, based on the revised definition adopted by the Board of Governors of NAREIT, and as the Company uses it, means net income (loss), determined in accordance with GAAP, excluding gains (losses) from sales of depreciable operating property, excluding extraordinary items, as defined by GAAP, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP measure, is not necessarily indicative of available cash, may be calculated differently by other real estate companies that report FFO information and should not be considered an alternative to GAAP measures, including net income and cash generated from operating activities. To calculate Basic FFO per share, the Company deducts Unitholder minority interest from FFO and divides by basic weighted average shares outstanding.

(B) Includes interest and other income, preferred return paid to GMAC, other unconsolidated companies, other expenses, less depreciation and amortization of non-real estate assets and amortization of deferred financing costs.

--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                               EARNINGS GUIDANCE
                 (dollars in thousands, except per share data)



                                      FULL YEAR 2003                        2ND QUARTER 2003
                                      --------------                        ----------------
FFO                              $214,000   to    $244,000              $44,000    to    $49,000
FFO per Share                      $1.80    to      $2.05                 $0.38    to    $0.42

                                                        BUSINESS DRIVERS BASED
                                                          ON $1.80 FFO/SHARE
                                                     --------------------------

SEGMENT FFO
   Office                                            $ 305,000   to   $ 307,000
   Resort/Hotel                                         56,000   to      58,000
   Residential Development                              54,000   to      56,000
   Temperature-Controlled Logistics                     25,000   to      27,000
                                                     ---------        ---------
   Total Segment FFO                                 $ 440,000   to   $ 448,000

OFFICE STATISTICS
   Same Store NOI Growth (GAAP)                           (5.0)% to   (4.0)%
   Average Occupancy                                        88%  to   89%

RESORT/HOTEL STATISTICS
   Average Occupancy                                        71%  to   72%
   Average Daily Rate Growth                                 4%  to   6%
   Revenue per Available Room Growth                         4%  to   6%

RESIDENTIAL DEVELOPMENT STATISTICS
   The Woodlands
       Lot Sales                                         1,400   to   1,550
       Average Price                                       $70   to   $75

   Crescent Resort Development
       Unit Sales                                           60   to   70
       Average Unit Price                               $1,200   to   $1,300
       Lot Sales                                           400   to   450
       Average Price                                      $170   to   $180

   Desert Mountain
       Lot Sales                                            60   to   70
       Average Price                                      $800   to   $850


                       RECONCILIATION OF FFO TO NET INCOME
--------------------------------------------------------------------------------

                                                                         FULL YEAR 2003                   2ND QUARTER 2003
                                                               ------------------------------      ------------------------------
                                                                       1.80  to          2.05              0.38  to          0.42
                                                               ------------      ------------      ------------      ------------
FUNDS FROM OPERATIONS                                               214,000           244,000            44,000            49,000


ADJUSTMENTS:
Depreciation and amortization of real estate assets                (142,100)         (142,100)          (35,400)          (35,400)
Loss (gain) on property sales, net                                     (300)             (300)               --                --

Impairment and other charges related to real estate assets          (17,000)          (17,000)               --                --
Adjustment for investments in real estate mortgages
and equity of unconsolidated companies:
  Office properties                                                 (10,800)          (10,800)           (2,800)           (2,800)
  Resort properties                                                    (400)             (400)               --                --
  Residential Development properties                                 (9,900)           (9,900)           (3,900)           (3,900)
  Temperature-controlled logistics properties                       (22,000)          (22,000)           (5,500)           (5,500)
Unitholder minority interest                                         (3,800)           (3,800)             (800)             (800)
Series A Preferred Share distributions                               18,200            18,200             4,600             4,600
Series B Preferred Share distributions                                8,100             8,100             2,000             2,000
                                                               ------------      ------------      ------------      ------------

NET  INCOME                                                          34,000            64,000             2,200             7,200
                                                               ============      ============      ============      ============

WEIGHTED AVERAGE COMMON SHARES/UNITS
OUTSTANDING - DILUTED                                           117,255,000       117,255,000       117,275,000       117,275,000

LESS: WEIGHTED AVERAGE LIMITED
PARTNERSHIP UNITS OUTSTANDING (1)                               (17,747,000)      (17,747,000)      (17,745,000)      (17,745,000)
                                                               ------------      ------------      ------------      ------------

WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING - DILUTED                                            99,508,000        99,508,000        99,530,000        99,530,000
                                                               ============      ============      ============      ============


(1) Assumes 2 for 1 conversion of units to common shares

EARNINGS SENSITIVITIES

Office: 1% change in average occupancy = 1.5 point change in same-store growth and $4,000 change in FFO.
Resort/Hotel: 3.5% change in occupancy = 5% change in RevPar and $3,900 change in FFO.



--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                              SEGMENT CONTRIBUTION
                              As of March 31, 2003

                   GROSS BOOK VALUE OF REAL ESTATE ASSETS

Core Business (Office)                    67%

Resort/Residential Development            22%
Other                                     11%
Investments                               33%


Office                                    $2.9B
Resort/Residential Development            $0.9B
Other                                     $0.5B
                                          -----
                                          $4.3B(1)
                                          =====


(1) Calculated as Net investment in real estate plus accumulated depreciation plus Investment in real estate mortgages and equity in unconsolidated companies with the exception of approximately $30 million for corporate investments not included in any segment.

--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                           CONSOLIDATED DEBT SCHEDULE
                              As of March 31, 2003
                             (dollars in thousands)


                                                         BALANCE          INTEREST
                                                      OUTSTANDING AT       RATE AT                                    EXPECTED
                                          MAXIMUM        MARCH 31,         MARCH 31,           MATURITY                PAYOFF
          DESCRIPTION                    BORROWINGS        2003              2003                DATE                   DATE
--------------------------------------  -----------   -------------     --------------     -----------------      -----------------
SECURED FIXED RATE DEBT:

 JP Morgan Mortgage Note                  $ 194,497     $   194,497               8.31%      October 2016          September 2006
 AEGON Partnership Note                     263,961         263,961               7.53         July 2009             July 2009
 LaSalle Note I                             237,264         237,264               7.83        August 2027           August 2007
 LaSalle Note II                            161,000         161,000               7.79         March 2028             March 2006
 Nomura Funding VI Note                       7,986           7,986              10.07         July 2020             July 2010
 Northwestern Life Note                      26,000          26,000               7.66        January 2004           January 2004
 Mitchell Mortgage Note                       1,743           1,743               7.00       September 2003         September 2003
 Metropolitan Life Note V                    37,977          37,977               8.49        December 2005         December 2005
 Woodmen of the World Note                    8,500           8,500               8.20         April 2009             April 2009
 Construction, Acquisition and other
   obligations for various Crescent
   Resort Development, Inc. ("CRDI")
   and Mira Vista projects                   22,709          20,724      2.90 to 11.25       Apr 03 to Nov 07      Apr 03 to Nov 07
                                        -----------     -----------     --------------
           Subtotal/Weighted Average    $   961,637     $   959,652               7.83%
                                        -----------     -----------     --------------


UNSECURED FIXED RATE DEBT:

 The 2009 Notes                         $   375,000     $   375,000               9.25%         April 2009           April 2009
 The 2007 Notes                             250,000         250,000               7.50        September 2007        September 2007
                                        -----------     -----------     --------------
           Subtotal/Weighted Average    $   625,000     $   625,000               8.55%
                                        -----------     -----------     --------------

SECURED VARIABLE RATE DEBT:

 Fleet Fund I and II Term Loan          $   275,000     $   275,000               4.59%           May 2005             May 2005
 Deutsche Bank - CMBS Loan (1)              220,000         220,000               5.84            May 2004             May 2006
 Construction, Acquisition and other
  obligations for various CRDI projects      58,623          33,020       3.84 to 5.25        Apr 03 to Dec 04     Apr 03 to Dec 04
 National Bank of Arizona                    50,000          36,621               4.43          December 2005        December 2005
                                        -----------     -----------     --------------
           Subtotal/Weighted Average    $   603,623     $   564,641               5.03%
                                        -----------     -----------     --------------


 UNSECURED VARIABLE RATE DEBT:

 JP Morgan Loan Sales Facility (2)         $ 50,000     $    10,000                2.75%          April 2003           April 2003
 Credit Facility (3)                        400,000         285,000(4)             3.20            May 2004             May 2005
                                        -----------     -----------     --------------
           Subtotal/Weighted Average      $ 450,000     $   295,000                3.18%
                                        -----------     -----------     --------------

        TOTAL/WEIGHTED AVERAGE          $ 2,640,260     $ 2,444,293                6.80%(5)
                                        ===========     ===========     ==============

AVERAGE REMAINING TERM                                                                              7.3 years          3.7 years

  (1)   This loan has two one-year extension options.

  (2)   This is an uncommitted facility.

  (3)   This facility has a one-year extension option.

  (4)   Excludes Letters of Credit issued under the Facility of $15,197.

  (5) The overall weighted average interest rate does not include the effect of the Company's cash flow hedge agreements. Including the effect of these agreements, the overall weighted average interest rate would have been 7.16%.


--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                           CONSOLIDATED DEBT BREAKDOWN
                              As of March 31, 2003
                             (dollars in thousands)


                                                                                 WEIGHTED
                                                             WEIGHTED            AVERAGE
                                                              AVERAGE          MATURITY IN
                                BALANCE      % OF TOTAL    INTEREST RATE          YEARS
                              -----------    ----------    -------------       -----------
Fixed Rate Debt               $ 1,584,652            65%            8.11%             11.2


Variable Rate Debt (1)            859,641            35%            4.09%              1.4
                              -----------    ----------    -------------        ----------

Total/Weighted Average        $ 2,444,293           100%            6.80%(2)           7.3(3)
                              ===========    ==========    =============        ==========


(1) Balance excludes hedges. The percentages for fixed and variable rate debt, including $508 million of hedged variable-rate debt are 86% and 14%, respectively.

(2) Including the effect of the Company's cash flow hedge agreements, the overall weighted average interest rate would have been 7.16%.

(3) Based on contractual maturities. The overall average maturity is 3.7 years based on the Company's expected payoff dates.


                     FUTURE CONSOLIDATED DEBT REPAYMENTS(1)
                              AS OF MARCH 31, 2003
                             (dollars in thousands)

                       SECURED      UNSECURED        TOTAL(2)
                     -----------    ---------      -----------
        2003         $    48,583    $  10,000      $    58,583
        2004             273,799      285,000(3)       558,799
        2005             365,567           --          365,567
        2006              18,359           --           18,359
        2007              26,382      250,000          276,382
     Thereafter          791,603      375,000        1,166,603
                     -----------    ---------      -----------
                     $ 1,524,293    $ 920,000      $ 2,444,293
                     ===========    =========      ===========

(1)   Scheduled principal installments and amounts due at maturity are included.

(2) These amounts do not represent the effect of a one-year extension option on the Credit Facility and two one-year extension options on the Deutsche Bank - CMBS Loan, as noted on page 14.

(3)   Borrowings under the Credit Facility.




--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                          UNCONSOLIDATED DEBT SCHEDULE
                              As of March 31, 2003
                             (dollars in thousands)


                                                                                        BALANCE         COMPANY'S SHARE
                                                                                    OUTSTANDING AT       OF BALANCE AT
DESCRIPTION                                                                         MARCH 31, 2003       MARCH 31, 2003
----------------------------------------------------------------------------        ---------------     ---------------
TEMPERATURE CONTROLLED LOGISTICS SEGMENT:
   Vornado Crescent Portland Partnership - 40% Company
      Goldman Sachs (1)                                                                     505,008             202,003
      Various Mortgage Notes                                                                 28,931              11,572
      Various Capital Leases                                                                 37,401              14,961
                                                                                    ---------------     ---------------
                                                                                            571,340             228,536
                                                                                    ---------------     ---------------

OFFICE SEGMENT:
   Main Street Partners, L.P. - 50% Company (2)(3)(4)                                       132,295              66,147
   Crescent 5 Houston Center, L.P. - 25% Company (5)                                         65,470              16,368
   Austin PT BK One Tower Office Limited Partnership - 20% Company                           37,774               7,555
   Houston PT Four Westlake Park Office Limited Partnership - 20% Company                    48,567               9,713
   Houston PT Three Westlake Park Office Limited Partnership - 20% Company                   33,000               6,600
   Crescent Miami Center, LLC - 40% Company                                                  81,000              32,400
   Crescent Five Post Oak Park Limited Partnership - 30% Company                             45,000              13,500

   The Woodlands Commercial Properties Co. (Woodlands CPC) - 42.5% Company
      Fleet National Bank credit facility                                                    55,000              23,375
      Fleet National Bank (3)(6)                                                              3,208               1,363
      Various Mortgage Notes                                                                  7,956               3,381
                                                                                    ---------------     ---------------
                                                                                            509,270             180,402
                                                                                    ---------------     ---------------

RESIDENTIAL DEVELOPMENT SEGMENT:
   The Woodlands Land Development Co. (WLDC) - 42.5% Company:
      Fleet National Bank credit facility                                                   230,000              97,750
      Fleet National Bank (3)(6)                                                              6,581               2,797
      Fleet National Bank (7)                                                                36,611              15,560
      Various Mortgage Notes                                                                 15,023               6,386
      Blue River Land Company, L.L.C. - 50.0% Company (8)                                     7,654               3,827
                                                                                    ---------------     ---------------
                                                                                            295,869             126,320
                                                                                    ---------------     ---------------

RESORT/HOTEL SEGMENT:
   Manalapan Hotel Partners, L.L.C. - 50% Company

     Corus Bank (3)(9)                                                                       56,000              28,000
                                                                                    ---------------     ---------------

TOTAL UNCONSOLIDATED DEBT                                                           $     1,432,479     $       563,258
                                                                                    ===============     ===============

FIXED RATE/WEIGHTED AVERAGE
VARIABLE RATE/WEIGHTED AVERAGE

TOTAL WEIGHTED AVERAGE


                                                                      INTEREST RATE AT                              FIXED/VARIABLE
DESCRIPTION                                                            MARCH 31, 2003        MATURITY DATE         SECURED/UNSECURED
--------------------------------------------------------------------  ----------------  ----------------------    ------------------

TEMPERATURE CONTROLLED LOGISTICS SEGMENT:
   Vornado Crescent Portland Partnership - 40% Company
      Goldman Sachs (1)                                                         6.89%                5/11/2023        Fixed/Secured
      Various Mortgage Notes                                           4.25 to 12.88%    7/30/2003 to 4/1/2009        Fixed/Secured
      Various Capital Leases                                           7.00 to 13.63%    6/1/2006 to 2/12/2016        Fixed/Secured




OFFICE SEGMENT:
   Main Street Partners, L.P. - 50% Company (2)(3)(4)                           5.62%                12/1/2004     Variable/Secured
   Crescent 5 Houston Center, L.P. - 25% Company (5)                            3.60%                5/31/2004     Variable/Secured
   Austin PT BK One Tower Office Limited Partnership - 20% Company              7.13%                 8/1/2006        Fixed/Secured
   Houston PT Four Westlake Park Office Limited Partnership
      - 20% Company                                                             7.13%                 8/1/2006        Fixed/Secured
   Houston PT Three Westlake Park Office Limited Partnership
      - 20% Company                                                             5.61%                 9/1/2007        Fixed/Secured
   Crescent Miami Center, LLC - 40% Company                                     5.04%                9/25/2007        Fixed/Secured
   Crescent Five Post Oak Park Limited Partnership - 30% Company                4.82%                 1/1/2008        Fixed/Secured

   The Woodlands Commercial Properties Co. (Woodlands CPC)
      - 42.5% Company
      Fleet National Bank credit facility                                       4.38%               11/27/2005     Variable/Secured
      Fleet National Bank (3)(6)                                                3.34%               10/31/2003     Variable/Secured
      Various Mortgage Notes                                            6.30 to 7.50%   11/1/2021 to 12/2/2024        Fixed/Secured





RESIDENTIAL DEVELOPMENT SEGMENT:
   The Woodlands Land Development Co. (WLDC) - 42.5% Company:
      Fleet National Bank credit facility                                       4.38%               11/27/2005     Variable/Secured
      Fleet National Bank (3)(6)                                                3.34%               10/31/2003     Variable/Secured
      Fleet National Bank (7)                                                   4.09%               12/31/2005     Variable/Secured
      Various Mortgage Notes                                            4.25 to 6.25%   7/1/2005 to 12/31/2008        Fixed/Secured
      Blue River Land Company, L.L.C. - 50.0% Company (8)




RESORT/HOTEL SEGMENT:
   Manalapan Hotel Partners, L.L.C. - 50% Company

     Corus Bank (3)(9)                                                          5.35%               10/21/2005     Variable/Secured


TOTAL UNCONSOLIDATED DEBT


FIXED RATE/WEIGHTED AVERAGE                                                     6.85%               15.3 years
VARIABLE RATE/WEIGHTED AVERAGE                                                  4.72%                2.3 years
                                                                          ----------    ----------------------
TOTAL WEIGHTED AVERAGE                                                          5.89%                9.4 years(10)
                                                                          ----------    ----------------------


(1) The Temperature-Controlled Logistics Corporation expects to repay this note on the Optional Prepayment Date of April 11, 2008.

(2) Senior Note - Note A: $83,297 at variable interest rate, LIBOR + 189 basis points, $4,900 at variable interest rate, LIBOR + 250 basis points with a LIBOR floor of 2.50%. Note B: $24,499 at variable interest rate, LIBOR + 650 basis points with a LIBOR floor of 2.50%. Mezzanine Note - $19,599 at variable interest rate, LIBOR + 890 basis points with a LIBOR floor of 3.0%. Interest-rate cap agreement maximum LIBOR of 4.52% on all notes. All notes are amortized based on a 25-year schedule.

(3)   This Facility has two one-year extension options.

(4) The Company and its JV partner each obtained a Letter of Credit to guarantee the repayment of up to $4,250 of principal of the Main Street Partners, L.P. loan.

(5) The Company provides a full and unconditional guarantee of this loan for the construction of 5 Houston Center. The guarantee amount reduces to $41,250 upon achievement of specified conditions, including specified customers occupying space and obtaining a certificate of occupancy; further reduction to $20,600 upon achievement of 90% occupancy and a 1.3x debt service coverage.

(6) Woodlands CPC and WLDC entered into an Interest Rate Cap Agreement which limits interest rate exposure on the notional amount of $33,750 to a maximum LIBOR rate of 9.0%.

(7) WLDC entered into an Interest Rate Cap Agreement which limits interest rate exposure on the notional amount of $19,500 to a maximum LIBOR rate of 8.5%.

(8) The Variable rate loan has an interest rate of LIBOR + 3%. East West Resort Development III, L.P. provides an unconditional guarantee of up to 70% of the maximum $9,000 available under this facility with U.S. Bank National Association. There was approximately $7,654 outstanding at March 31, 2003 and the guarantee was $5,358.

(9) The Company and its JV partner each obtained a Letter of Credit to guarantee repayment of up to $3,000 of this facility.

(10) The overall weighted average maturity would be 4.3 years if all extensions and prepayment options were exercised.



                      FUTURE UNCONSOLIDATED DEBT REPAYMENTS
                              As of March 31, 2003
                             (dollars in thousands)



                               SECURED      UNSECURED     TOTAL(1)
                              ---------     ---------    ---------
               2003           $  18,534     $      --    $  18,534
               2004              97,059            --       97,059
               2005             151,744            --      151,744
               2006              17,486            --       17,486
               2007              41,151            --       41,151
            Thereafter          237,284            --      237,284
                              ---------     ---------    ---------
                              $ 563,258     $      --    $ 563,258
                              =========     =========    =========

(1)   Does not reflect the effect of extensions as noted in footnotes above.



--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                     INVESTMENT IN UNCONSOLIDATED COMPANIES
                              As of March 31, 2003
                             (dollars in thousands)


                                                                                                                COMPANY'S
                                                                                                             OWNERSHIP AS OF
ENTITY                                                            CLASSIFICATION                             MARCH 31, 2003
--------------------------------------------------------------    ----------------------------------------   ---------------
Joint Ventures
Main Street Partners, L.P.                                        Office (Bank One Center-Dallas)                      50.00% (1)
Crescent Miami Center, L.L.C.                                     Office (Miami Center - Miami)                        40.00% (2)
Crescent 5 Houston Center, L.P.                                   Office (5 Houston Center-Houston)                    25.00% (3)
Austin PT BK One Tower Office Limited Partnership                 Office (Bank One Tower-Austin)                       20.00% (4)
Houston PT Four Westlake Park Office Limited Partnership          Office (Four Westlake Park-Houston)                  20.00% (4)
Houston PT Three Westlake Park Office Limited Partnership         Office (Three Westlake Park - Houston)               20.00% (4)
Crescent Five Post Oak Park Limited Partnership                   Office (Five Post Oak - Houston)                     30.00% (5)

Equity Investments
The Woodlands Land Development
    Company, L.P.                                                 Residential Development                              42.50% (6)(7)
Blue River Land Company, L.L.C.                                   Residential Development                              50.00% (8)
Manalapan Hotel Partners, L.L.C.                                  Resort/Hotel (Ritz Carlton Palm Beach)               50.00% (9)
Vornado Crescent Portland Partnership                             Temperature-Controlled Logistics                     40.00% (10)
Vornado Crescent Carthage and KC Quarry, L.L.C.                   Temperature-Controlled Logistics                     56.00% (11)
The Woodlands Commercial Properties Company, L.P.                 Office                                               42.50% (6)(7)
G2 Opportunity Fund, L.P.                                         Other                                                12.50% (12)
CR License, L.L.C.                                                Other                                                30.00% (13)
The Woodlands Operating Company, L.P.                             Other                                                42.50% (6)(7)
Canyon Ranch Las Vegas, L.L.C.                                    Other                                                65.00% (14)
SunTX Fulcrum Fund, L.P.                                          Other                                                29.50% (15)


(1) The remaining 50% interest in Main Street Partners, L.P. is owned by Trizec Properties, Inc.

(2) The remaining 60% interest in Crescent Miami Center, L.L.C. is owned by an affiliate of a fund managed by JP Morgan Fleming Asset Management, Inc.

(3) The remaining 75% interest in Crescent 5 Houston Center, L.P. is owned by a pension fund advised by JP Morgan Fleming Asset Management, Inc.

(4) The remaining 80% interest in Austin PT BK One Tower Office Limited Partnership, Houston PT Three Westlake Park Office Limited Partnership and Houston PT Four Westlake Park Office Limited Partnership is owned by an affiliate of General Electric Pension Fund.

(5) The remaining 70% interest in Crescent Five Post Oak Park, L. P. is owned by an affiliate of General Electric Pension Fund.

(6) The remaining 57.5% interest in each of The Woodlands Land Development Company, L.P. ("WLDC"), The Woodlands Commercial Properties Company, L.P. and The Woodlands Operating Company, L.P. is owned by an affiliate of Morgan Stanley.

(7) Distributions are made to partners based on specified payout percentages. During the quarter ended March 31, 2003, the payout percentage and economic interest to the Company was 52.5%.

(8) The remaining 50% interest in Blue River Land Company, L.L.C. is owned by parties unrelated to the Company.

(9) The remaining 50% interest in Manalapan Hotel Partners, L.L.C. ("Manalapan") is owned by WB Palm Beach Investors, L.L.C.

(10) The remaining 60% interest in Vornado Crescent Portland Partnership is owned by Vornado Realty Trust, L.P.

(11) The remaining 44% interest in the Vornado Crescent Carthage and KC Quarry, L.L.C. Partnership is owned by Vornado Realty Trust, L.P.

(12) The remaining 87.5% interest in the G2 Opportunity Fund, L.P. ("G2") is owned as follows: Goff-Moore Strategic Partners, L.P. ("GMSPLP") and GMAC Commercial Mortgage Corporation each own 21.875% of G2 with the remaining 43.75% owned by parties unrelated to the Company. G2 was formed for the purpose of investing in commercial mortgage backed securities and other commercial real estate investments. G2 is managed and controlled by an entity that is owned equally by GMSPLP and another unrelated party.

(13) The remaining 70% interest in CR License, L.L.C. is owned by an affiliate of the management company of two of the Company's Resort/Hotel Properties.

(14) The remaining 35% interest in Canyon Ranch Las Vegas, L.L.C. is owned by an affiliate of the management company of two of the Company's Resort/Hotel Properties.

(15) The SunTX Fulcrum Fund, L.P.'s (the "Fund") objective is to invest in a portfolio of acquisitions that offer the potential for substantial capital appreciation. The remaining 70.5% of the Fund is owned by a group of individuals unrelated to the Company. The Company's ownership percentage will decline by the closing date of the Fund as capital commitments from third parties are secured. The Company's projected ownership interest at the closing of the Fund is approximately 7.5% based on the Fund manager's expectations for the final Fund capitalization. The Company accounts for its investment in the Fund under the cost method. The Company's investment at March 31, 2003 was $6,100.

--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                     INVESTMENT IN UNCONSOLIDATED COMPANIES
                              As of March 31, 2003
                             (dollars in thousands)


BALANCE SHEETS:

                                                                      AS OF MARCH 31, 2003
                               -----------------------------------------------------------------------------------------------------
                               THE WOODLANDS       OTHER
                                    LAND        RESIDENTIAL                     TEMPERATURE-
                                DEVELOPMENT     DEVELOPMENT                     CONTROLLED
                                COMPANY, LP.   CORPRESORTIONS   RESORT/HOTEL     LOGISTICS        OFFICE       OTHER        TOTAL
                               --------------  --------------  --------------  --------------  ------------  ----------  -----------



REAL ESTATE, NET               $      391,082  $       53,329  $       80,915  $    1,223,030  $    832,571              $ 2,580,927
CASH                                    6,553           2,544           2,563          23,552        34,616                   69,828
OTHER ASSETS                           41,111           1,312           7,257          97,231        36,715                  183,626
                               --------------  --------------  --------------  --------------  ------------              -----------
  TOTAL ASSETS                 $      438,746  $       57,185  $       90,735  $    1,343,813  $    903,902              $ 2,834,381
                               ==============  ==============  ==============  ==============  ============              ===========

NOTES PAYABLE                  $      288,215  $        7,654  $       56,000  $      571,340  $    509,270              $ 1,432,479
NOTES PAYABLE TO THE COMPANY           10,725              --              --              --            --                   10,725
OTHER LIABILITIES                      52,458           6,494           6,303           7,350        28,319                  100,924
EQUITY                                 87,348          43,037          28,432         765,123       366,313                1,290,253
                               --------------  --------------  --------------  --------------  ------------              -----------
  TOTAL LIABILITIES AND EQUITY $      438,746  $       57,185  $       90,735  $    1,343,813  $    903,902              $ 2,834,381
                               ==============  ==============  ==============  ==============  ============              ===========



COMPANY'S SHARE OF
  UNCONSOLIDATED DEBT          $      122,493  $        3,827  $       28,000  $      228,536  $    180,402  $       --  $   563,258
                               ==============  ==============  ==============  ==============  ============  ==========  ===========

COMPANY'S INVESTMENTS IN
  REAL ESTATE MORTGAGES AND
  EQUITY OF UNCON-
  SOLIDATED COMPANIES          $       34,885  $       27,306  $       14,218  $      306,881  $    134,188  $   31,648  $   549,126
                               ==============  ==============  ==============  ==============  ============  ==========  ===========


o The Woodlands Land Development Company, L.P. ("TWLDC") - This is an unconsolidated investment of TWLC;

o Other Residential Development Corporations - Includes the Blue River Land Company , L.L.C., an unconsolidated investment of CRDI;

o     Resort/Hotel - Includes Manalapan Hotel Partners, L.L.C.

o Temperature-Controlled Logistics - Includes Vornado Crescent Portland Partnership and Vornado Crescent Carthage and KC Quarry, L.L.C.

o Office - Includes Main Street Partners, L.P., Houston PT Three Westlake ParkOffice Limited Partnership, Houston PT Four Westlake Park Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center, L.L.C., Crescent Five Post Oak Park, Limited Partnership, and Woodlands CPC ; and

o Other - Includes CR License, L.L.C., Woodlands Operating Company, L.P., Canyon Ranch Las Vegas, L.L.C., SunTX Fulcrum Fund, L.P., and G2 Opportunity Fund, L.P.


--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                     INVESTMENT IN UNCONSOLIDATED COMPANIES
                              As of March 31, 2003
                             (dollars in thousands)


SUMMARY STATEMENT OF OPERATIONS:

                                                           FOR THE THREE MONTHS ENDED MARCH 31, 2003
                               -----------------------------------------------------------------------------------------------------
                               THE WOODLANDS       OTHER
                                    LAND        RESIDENTIAL                     TEMPERATURE-
                                DEVELOPMENT     DEVELOPMENT                     CONTROLLED
                                COMPANY, LP.   CORPRESORTIONS   RESORT/HOTEL     LOGISTICS        OFFICE      OTHER        TOTAL
                               --------------  --------------  --------------  --------------   ----------  ----------   ----------



TOTAL REVENUES                 $       25,569  $          120  $       12,237  $       34,032   $   34,373               $  106,331
EXPENSES:
OPERATING EXPENSE                      20,435              13           8,257           6,008       14,708                   49,421
INTEREST EXPENSE                        1,708              --             830          10,244        6,194                   18,976
DEPRECIATION AND AMORTIZATION           1,663              --             707          14,643        7,865                   24,878
TAX (BENEFIT) EXPENSE                      --              --             962              --           --                      962
OTHER (INCOME) EXPENSE                     --              --              --            (615)          --                     (615)
                               --------------  --------------  --------------  --------------   ----------               ----------
                                       23,806              13          10,756          30,280       28,767                   93,622

GAIN/(LOSS) ON SALE
  OF PROPERTIES                            --              --              --              21           --                       21

                               --------------  --------------  --------------  --------------   ----------               ----------
NET INCOME                     $        1,763  $          107  $        1,481  $        3,773   $    5,606               $   12,730
                               ==============  ==============  ==============  ==============   ==========               ==========

COMPANY'S EQUITY IN NET
  INCOME (LOSS) OF
  UNCONSOLIDATED COMPANIES     $          926  $           44  $          743  $        1,507   $    1,458  $   (1,029)  $    3,649
                               ==============  ==============  ==============  ==============   ==========  ==========   ==========


o The Woodlands Land Development Company, L.P. - Includes operating results for TWLDC;

o Other Residential Development Corporations - Includes the operating results of Blue River Land Company, an unconsolidated investment of CRDI;

o Resort/Hotel - Includes Manalapan Hotel Partners, L.L.C. operating results;

o Temperature-Controlled Logistics - Includes the operating results for Vornado Crescent Portland Partnership and Vornado Crescent Carthage and KC Quarry, L.L.C.;

o Office - Includes the operating results for Main Street Partners, L.P., Houston PT Three Westlake Park Office Limited Partnership, Houston PT Four Westlake Park Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center L.L.C., Crescent Five Post Oak Park, Limited Partnership, and Woodlands CPC; and

o Other - Includes CR License, L.L.C., Woodlands Operating Company, L.P., Canyon Ranch Las Vegas L.L.C., SunTX Fulcrum Fund, L.P., and G2 Opportunity Fund, L.P.



--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                                 PORTFOLIO DATA

                                     OFFICE

--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                            OFFICE PORTOLIO BREAKDOWN
                              As of March 31, 2003


                                   GEOGRAPHIC
                                  (square feet)

Houston                                                     39%
Dallas                                                      35%
Denver                                                       8%
Austin                                                       7%
Other                                                       11%



Houston                              11.4 million sf
Dallas                               10.2 million sf
Denver                                2.3 million sf
Austin                                2.0 million sf
Other                                 3.6 million sf
                                ---------
                                     29.5 million sf
                                =========

                                CBD VS. SUBURBAN
                                  (square feet)


CBD                                  43%
Suburban                             57%



CBD                                  12.8 million sf
Suburban                             16.7 million sf
                                ---------
                                     29.5 million sf
                                =========



--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                            OFFICE PROPERTY TABLE(1)
                              As of March 31, 2003




                                                                                                                        WEIGHTED
                                                                                                                     AVERAGE FULL-
                                                                                                                     SERVICE RENTAL
                                                                                                        ECONOMIC        RATE PER
                                        NO. OF                                 YEAR     NET RENTABLE   OCCUPANCY       OCCUPIED SQ.
STATE, CITY, PROPERTY                 PROPERTIES  SUBMARKET                 COMPLETED  AREA (SQ. FT.)  PERCENTAGE        FT.(2)
---------------------                 ----------  ---------                 ---------  --------------  ----------     -------------

PROPERTIES STABILIZED
TEXAS
 DALLAS

   Bank One Center (3)                      1     CBD                          1987        1,530,957           81%(4) $       23.31
   Fountain Place                           1     CBD                          1986        1,200,266           98             20.77
   The Crescent Office Towers               1     Uptown/Turtle Creek          1985        1,134,826           87             34.26
   Trammell Crow Center (5)                 1     CBD                          1984        1,128,331           87             25.85
   Stemmons Place                           1     Stemmons Freeway             1983          634,381           83             17.79
   Spectrum Center (6)                      1     Far North Dallas             1983          598,250           84             23.79
   Waterside Commons                        1     Las Colinas                  1986          458,906           85             18.59
   125 E. John Carpenter Freeway            1     Las Colinas                  1982          446,031           62             22.58
   The Aberdeen                             1     Far North Dallas             1986          320,629          100             19.37
   MacArthur Center I & II                  1     Las Colinas               1982/1986        298,161           91             23.96
   Stanford Corporate Centre                1     Far North Dallas             1985          275,372           76             22.94
   12404 Park Central                       1     LBJ Freeway                  1987          239,103          100             20.71
   Palisades Central II                     1     Richardson/Plano             1985          237,731           76             19.97
   3333 Lee Parkway                         1     Uptown/Turtle Creek          1983          233,543           40             23.00
   Liberty Plaza I & II                     1     Far North Dallas          1981/1986        218,813           71             15.71
   The Addison                              1     Far North Dallas             1981          215,016           99             19.61
   Palisades Central I                      1     Richardson/Plano             1980          180,503           92             20.26
   The Crescent Atrium                      1     Uptown/Turtle Creek          1985          164,696           99             30.78
   Greenway II                              1     Richardson/Plano             1985          154,329          100             22.56
   Greenway I & IA                          2     Richardson/Plano             1983          146,704            0              0.00
   Addison Tower                            1     Far North Dallas             1987          145,886           74(4)          20.95
   Las Colinas Plaza                        1     Las Colinas                  1987          134,953           93             21.11
   5050 Quorum                              1     Far North Dallas             1981          133,799           70             19.97
                                      ----------                                       --------------  ----------     -------------
   Subtotal/Weighted Average                24                                            10,231,186           84%    $       23.41
                                      ----------                                       --------------  ----------     -------------

 FORT WORTH
  Carter Burgess Plaza                      1     CBD                          1982          954,895           88%    $       18.69
                                      ----------                                       --------------  ----------     -------------

 HOUSTON
   Greenway Plaza Office Portfolio          10    Richmond-Buffalo Speedway 1969-1982      4,348,052           91%    $       20.73
   Houston Center                           3     CBD                       1974-1983      2,764,417           86             22.73
   Post Oak Central                         3     West Loop/Galleria        1974-1981      1,279,759           84             20.26
   Four Westlake Park (7)                   1     Katy Freeway                 1992          561,065          100             23.07
   Three Westlake Park (7)                  1     Katy Freeway                 1983          414,792          100             23.73
   1800 West Loop South  (8)                1     West Loop/Galleria           1982          399,777           67             20.01
   The Woodlands Office Properties(9)       4     The Woodlands             1981-1996        267,053           82             17.80
   The Park Shops                           1     CBD                          1983          190,729           61             23.51
                                      ----------                                       --------------  ----------     -------------
   Subtotal/Weighted Average                24                                            10,225,644           88%    $       21.43
                                      ----------                                       --------------  ----------     -------------

 AUSTIN
   Frost Bank Plaza                         1     CBD                          1984          433,024           97%    $       24.65
   301 Congress Avenue (10)                 1     CBD                          1986          418,338           73             26.10
   Bank One Tower (7)                       1     CBD                          1974          389,503           93             25.14
   Austin Centre                            1     CBD                          1986          343,664           63             25.51
   The Avallon                              3     Northwest                  1993/1997       318,217           93(4)          24.69
   Barton Oaks Plaza One                    1     Southwest                    1986           98,955           96             25.88
                                      ----------                                       --------------  ----------     -------------
   Subtotal/Weighted Average                8                                              2,001,701           85%    $       25.19
                                      ----------                                       --------------  ----------     -------------


--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                            OFFICE PROPERTY TABLE (1)
                              As of March 31, 2003
                                   (continued)



                                                                                                                       WEIGHTED
                                                                                                                    AVERAGE FULL-
                                                                                                                    SERVICE RENTAL
                                                                                                       ECONOMIC        RATE PER
                                        NO. OF                                YEAR     NET RENTABLE   OCCUPANCY       OCCUPIED SQ.
STATE, CITY, PROPERTY                 PROPERTIES  SUBMARKET                COMPLETED  AREA (SQ. FT.)  PERCENTAGE        FT.(2)
---------------------                 ----------  ---------                ---------  --------------  ----------     -------------

COLORADO
 DENVER
   Johns Manville Plaza                     1     CBD                        1978           675,400           91%     $    22.38
   707 17th Street (11)                     1     CBD                        1982           550,805           58           23.67
   Ptarmigan Place                          1     Cherry Creek               1984           418,630           99           20.54
   Regency Plaza One                        1     Denver Technology Center   1985           309,862           77           24.14
   55 Madison                               1     Cherry Creek               1982           137,176           86           20.85
   The Citadel                              1     Cherry Creek               1987           130,652           98           25.86
   44 Cook                                  1     Cherry Creek               1984           124,174           83           21.36
                                      ----------                                      --------------  -----------     ----------
   Subtotal/Weighted Average                7                                             2,346,699           82%     $    22.49
                                      ----------                                      --------------  -----------     ----------

 COLORADO SPRINGS
  Briargate Office and
   Research Center                          1     Colorado Springs           1988           260,046           73%     $    19.90
                                      ----------                                      --------------  -----------     ----------

FLORIDA
 MIAMI
  Miami Center (12)                         1     CBD                        1983           782,211           95%     $    30.47
  Datran Center                             2     South Dade/Kendall      1986/1988         476,412           91           26.02
                                      ----------                                      --------------  -----------     ----------
   Subtotal/Weighted Average                3                                             1,258,623           93%     $    28.84
                                      ----------                                      --------------  -----------     ----------

ARIZONA
 PHOENIX
  Two Renaissance Square                    1     Downtown/CBD               1990           476,373           92%     $    26.36
                                      ----------                                      --------------  -----------     ----------

NEW MEXICO
 ALBUQUERQUE
  Albuquerque Plaza                         1     CBD                        1990           366,236           78%     $    19.21
                                      ----------                                      --------------  -----------     ----------

CALIFORNIA
 SAN DIEGO
  Chancellor Park (13)                      1     University Town Center     1988           195,733           70%     $    28.82
                                      ----------                                      --------------  -----------     ----------


STABILIZED TOTAL/WEIGHTED AVERAGE           71                                           28,317,136           86%(4)  $    22.83(14)
                                      ==========                                      ==============  ===========     ==========




PROPERTIES NOT STABILIZED

TEXAS
 HOUSTON
  Five Houston Center(15)                   1     CBD                        2002           580,875           69%(16) $    30.99
  Five Post Oak Park(15)                    1     West Loop/Galleria         1986           567,396           82%(16) $    22.16

                                      ----------                                      --------------
TOTAL PORTFOLIO                             73                                           29,465,407
                                      ==========                                      ==============



--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                            OFFICE PROPERTY TABLE (1)
                              As of March 31, 2003
                                   (continued)


(1) Office Property Table data is presented at 100% without adjustments to give effect to Crescent's actual ownership percentage in joint ventured properties.

(2) Calculated in accordance with GAAP based on base rent payable as of March 31, 2003, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers.

(3) The Company has a 49.5% limited partner interest and a 0.5% general partner interest in the partnership that owns Bank One Center.

(4) Leases have been executed at certain Office Properties but had not commenced as of March 31, 2003. If such leases had commenced as of March 31, 2003, the percent leased for all Office Properties would have been 87%. Properties whose percent leased exceeds economic occupancy by 5 percentage points or more are as follows: Bank One Center - 88%, Addison Tower - 83%, and The Avallon - 100%.

(5) The Company owns the principal economic interest in Trammell Crow Center through its ownership of fee simple title to the Property (subject to a ground lease and a leasehold estate regarding the building) and two mortgage notes encumbering the leasehold interests in the land and building.

(6) The Company owns the principal economic interest in Spectrum Center through an interest in Crescent Spectrum Center, L.P. which owns both the mortgage notes secured by Spectrum Center and the ground lessor's interest in the land underlying the office building.

(7) The Company has a 0.1% general partner interest and a 19.9% limited partner interest in the partnerships that own Four Westlake Park, Three Westlake Park, and Bank One Tower.

(8) As of March 31, 2003, 1800 West Loop South is considered held for sale. Impairment of $15.0M before Minority Interest has been recorded on this Property in the accompanying financial statements.

(9) The Company has a 75% limited partner interest and an approximate 11% indirect general partner interest in the partnership owning the four Office Properties that comprise The Woodlands Office Properties.

(10) The Company has a 1% general partner interest and a 49% limited partner interest in the partnership that owns 301 Congress Avenue.

(11)  707 17th Street was formerly known as MCI Tower.

(12) The Company has a 40.0% member interest in the limited liability company that owns Miami Center.

(13) The Company owns Chancellor Park through its ownership of a mortgage note secured by the building and through its direct and indirect interests in the partnership which owns the building.

(14) The weighted average full-service cash rental rate per square foot calculated based on base rent payable for Company Office Properties as of March 31, 2003, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $22.75.

(15) Property statistics exclude Five Houston Center (which was developed and then placed in-service on September 16, 2002) and Five Post Oak Park (which was acquired on December 20, 2002). These office properties will be included in portfolio statistics once stabilized. Stabilization is deemed to occur upon the earlier of (a) achieving 93% occupancy or (b) one year following the date placed in-service or acquisition date.

(16) Leases have been executed at Five Houston Center and Five Post Oak Park but had not commenced as of March 31, 2003. If such leases had commenced as of March 31, 2003, the percent leased for these Properties would have been as follows: Five Houston Center - 90%, and Five Post Oak Park - 85%.



--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                 UNCONSOLIDATED OFFICE JOINT VENTURE PROPERTIES
                              As of March 31, 2003




                                                                       ECONOMIC
                          NUMBER OF                                   OCCUPANCY                    JOINT VENTURE       CRESCENT
        PROPERTY          BUILDINGS   MARKET / SUBMARKET              PERCENTAGE     SQUARE FEET      PARTNER        OWNERSHIP %
        --------          ---------   ------------------              ----------     -----------   -------------     -----------

Bank One Center(1)            1       Dallas - CBD                        81%          1,530,957   Trizec Properties        50%
Bank One Tower(1)             1       Austin - CBD                        93%            389,503   GE Pension               20%
Five Houston Center(1)        1       Houston -CBD                        69%            580,875   JP Morgan                25%
Five Post Oak Park(1)         1       Houston - West Loop/Galleria        82%            567,396   GE Pension               30%
Four Westlake Park(1)         1       Houston - Katy Freeway             100%            561,065   GE Pension               20%
Miami Center(1)               1       Miami - CBD                         95%            782,211   JP Morgan                40%
Three Westlake(1)             1       Houston - Katy Freeway             100%            414,792   GE Pension               20%
Woodlands Commercial
Properties Company           10       The Woodlands, TX                   81%            667,805   Morgan Stanley         42.5%(2)
                                                                                      ----------
                                                                                       5,494,604
                                                                                      ==========

(1)   See Office Property Table on pages 22 - 24.

(2) Distributions are made to partners based on specified payout percentages. During the three months ended March 31, 2003, the payout percentage and economic interest to the Company was 52.5%.

--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                            OFFICE LEASING STATISTICS
                              As of March 31, 2003




                      SIGNED RENEWAL/RE-LEASED ACTIVITY(1)
                    For the three months ended March 31, 2003


                                                                                                                 PERCENTAGE
                                                                                                             INCREASE/(DECREASE)
                                                       SIGNED LEASES               EXPIRING LEASES           OVER EXPIRING RATE
                                                      --------------               ---------------          ---------------------
Square Footage(2)                                         598,183                     598,183                              N/A
Weighted Average Full
     Service Rental Rate PSF(3)                          $  21.26                    $  23.55                             (10%)
NOI Net Effective
     Rental Rate PSF(4)                                  $  11.10                    $  14.10                             (21%)



(1) This table represents leasing statistics (both square footage and rental rates) for Crescent's entire portfolio without adjustments to give effect to Crescent's actual ownership percentage in joint ventured properties.

(2) All of which have commenced or will commence during the next twelve months.

(3) Calculated in accordance with GAAP, including free rent, scheduled rent increases and adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4) Calculated as weighted average full-service rental rate minus operating expenses.

                    SIGNIFICANT LEASING ACTIVITY > 50,000 SF
                    For the three months ended March 31, 2003

                                                                                                  PERCENTAGE
                                                                                                   INCREASE/
                                                                              NOI NET             (DECREASE)
                                                                             EFFECTIVE               OVER
                 NEW, RENEWAL                         NET RENTABLE          RENTAL RATE            EXPIRING
 LOCATION        OR RE-LEASED      LEASE TERM          SQUARE FEET              ($)                  RATE
 --------        -------------  -----------------     -------------     -----------------       ----------------

Dallas, TX       Re-leased              11 yrs.        135,000                   5.82                  (63%)
Dallas, TX       Renewal                 5 yrs.         78,144                  17.83                  (10%)
Dallas, TX       Renewal                10 yrs.         69,432                   7.78                  (24%)
Dallas, TX       Renewal                10 yrs.         53,275                   7.50                   25%
Dallas, TX       New/Renewal            10 yrs.         51,153                  11.21                  (10%)



--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                         OFFICE SAME STORE ANALYSIS(1)
                              As of March 31, 2003
                              (dollars in millions)



                                             FOR THE THREE MONTHS ENDED MARCH 31,
                                  --------------------------------------------------------
                                       2003                 2002               % CHANGE
                                  --------------       --------------       --------------
Same-Store Revenues(2)            $        128.1       $        137.8             (7.0)%
Same-Store Expenses               $         62.3       $         64.6              3.6%
                                  --------------       --------------
Total Operating Income - GAAP     $         65.8       $         73.2            (10.1)%
                                  ==============       ==============
Straight-line Rent Adjustment     $         (0.7)      $         (1.0)            30.0%
                                  --------------       --------------
Total Operating Income - Cash     $         65.1       $         72.2             (9.8)%
                                  ==============       ==============
QTR Average Occupancy                       84.9%                90.4%            (5.5) pts
Same-Store Square Footage                  25.0M
Number of Properties                         70





(1) Includes Crescent's ownership percentage of consolidated and unconsolidated office joint venture properties

(2)   Excludes lease termination fees

--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                           OFFICE CAPITAL EXPENDITURES
                              As of March 31, 2003



                      CAPITALIZED PROPERTY IMPROVEMENTS(1)

                                                Q1            TOTAL           Q4             Q3             Q2             Q1
                                               2003           2002           2002           2002           2002           2002
                                           ------------   ------------   ------------   ------------   ------------   ------------

RECURRING PROPERTY IMPROVEMENTS:

        $ (in thousands)                   $        565   $     12,926   $      3,930   $      3,098   $      3,988   $      1,910
        $ Per Square Foot                  $       0.02   $       0.51   $       0.15   $       0.12   $       0.15   $       0.07

NON-RECURRING PROPERTY IMPROVEMENTS:(2)

        $ (in thousands)                   $      1,646   $      4,537   $      1,663   $      1,023   $        296   $      1,555
        $ Per Square Foot                  $       0.07   $       0.18   $       0.07   $       0.04   $       0.01   $       0.06

TOTAL PROPERTY IMPROVEMENTS:

        $ (in thousands)                   $      2,211   $     17,463   $      5,593   $      4,121   $      4,284   $      3,465
        $ Per Square Foot                  $       0.09   $       0.69   $       0.22   $       0.16   $       0.16   $       0.13



                    TENANT IMPROVEMENTS AND LEASING COSTS(3)

                                                Q1           TOTAL          Q4            Q3            Q2           Q1
                                               2003          2002          2002          2002          2002         2002
                                           -----------  -------------  -----------  -------------  -----------  -----------

NON-REVENUE ENHANCING TENANT
IMPROVEMENTS AND LEASING COSTS:(4)

Total Re-leased/Renewal Tenant
  Square Footage                               598,183      2,754,155      588,740      1,107,622      473,038      584,755

Tenant Improvement Costs Per
  Square Foot Leased                       $     14.36  $       10.30  $     12.04  $       11.84  $     11.04  $      5.03
Leasing Costs Per Square Foot Leased       $      7.42  $        6.19  $      6.79  $        7.09  $      5.89  $      4.11
                                           -----------  -------------  -----------  -------------  -----------  -----------
       Total Per Square Foot               $     21.78  $       16.49  $     18.83  $       18.93  $     16.93  $      9.14
                                           -----------  -------------  -----------  -------------  -----------  -----------

       Average Lease Term (in years)               7.4            6.7          6.0            6.4          6.4          8.0
       Total Per Square Foot Per Year      $      2.94  $        2.46  $      3.14  $        2.96  $      2.65  $      1.14

REVENUE ENHANCING TENANT IMPROVEMENTS
AND LEASING COSTS:(5)

Total New/Expansion Tenant Square Footage      154,449        813,207      295,984        246,377      174,264       96,582

Tenant Improvement Costs Per
  Square Foot Leased                       $     14.01  $       13.98  $     20.61  $       14.32  $      5.85  $      7.50
Leasing Costs Per Square Foot Leased       $      9.42  $        6.18  $      7.18  $        6.57  $      4.55  $      5.02
                                           -----------  -------------  -----------  -------------  -----------  -----------
       Total Per Square Foot               $     23.43  $       20.16  $     27.79  $       20.89  $     10.40  $     12.52
                                           -----------  -------------  -----------  -------------  -----------  -----------

       Average Lease Term (in years)               5.6            5.8          6.4            5.6          5.3          5.6
       Total Per Square Foot Per Year      $      4.18  $        3.48  $      4.34  $        3.73  $      1.96  $      2.24


TOTAL TENANT IMPROVEMENTS AND
LEASING COSTS:

Total Leased Square Footage                    752,632      3,567,362      884,724      1,353,999      647,302      681,337

Tenant Improvements Cost Per
  Square Foot Leased                       $     14.29  $       11.14  $     14.91  $       12.29  $      9.64  $      5.38
Leasing Costs Per Square Foot Leased       $      7.83  $        6.19  $      6.92  $        7.00  $      5.53  $      4.24
                                           -----------  -------------  -----------  -------------  -----------  -----------
        Total Per Square Foot              $     22.12  $       17.33  $     21.83  $       19.29  $     15.17  $      9.62
                                           -----------  -------------  -----------  -------------  -----------  -----------

        Average Lease Term (in years)              7.0            6.5          6.1            6.3          6.1          7.7
        Total Per Square Foot Per Year     $      3.16  $        2.67  $      3.58  $        3.06  $      2.49  $      1.25





(1) Reflects capitalized property improvements for consolidated office properties.

(2)   Enhancements/Additions to building infrastructure.

(3) Office Segment Tenant Improvements and Leasing Costs reflect costs committed (but not necessarily expended) for leases executed during the reporting period. In addition, this schedule discloses 100% of Tenant Improvements and Leasing Costs committed without adjustments to give effect to Crescent's ownership percentage in joint ventured properties.

(4) Non-Revenue Enhancing Tenant Improvements and Leasing Costs exclude temporary leases and leases whose commencement date is more than twelve months from the end of the current reporting period.

(5) Revenue Enhancing Tenant Improvements and Leasing Costs result from leases signed on office square footage that has not contributed to office earnings in the preceding two quarters.




--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                           TOP 25 OFFICE CUSTOMERS(1)
                              As of March 31, 2003

                                                                              % OF TOTAL
CUSTOMER NAME                          INDUSTRY                   SF         OCCUPIED SF
-------------                          --------                ----------    ------------
El Paso Energy                         Energy                     938,000             3.9%
GSA                                    Government                 699,000             2.9%
AIM Management Group, Inc.             Financial Services         655,000             2.7%
BP Amoco Corporation                   Energy                     570,000             2.4%
Bank One, Texas, NA                    Financial Services         507,000             2.1%
Carter & Burgess, Inc.                 Professional Service       436,000             1.8%
Exxon Mobil Corporation                Energy                     403,000             1.7%
Lyondell Chemical Company              Manufacturing              381,000             1.6%
Sprint Communications Company          Telecommunications         378,000             1.6%
Hunt Consolidated, Inc.                Energy                     336,000             1.4%
Tricon Restaurant Services             Food Service               321,000             1.3%
BMC Software, Inc.                     Technology                 319,000             1.3%
Janus Capital                          Financial Services         315,000             1.3%
Apache Corporation                     Energy                     279,000             1.2%
Occidental Oil and Gas Corporation     Energy                     259,000             1.1%
Perot Systems Corporation              Professional Service       239,000             1.0%
Stewart Information Services           Financial Services         237,000             1.0%
Jenkens and Gilchrist, P.C.            Professional Service       223,000             0.9%
MCI Worldcom                           Telecommunications         213,000             0.9%
CompUSA                                Retail                     205,000             0.8%
Coral Energy Holding, L.P.             Energy                     199,000             0.8%
Nortel / Northern Telecom, Inc.        Telecommunications         178,000             0.7%
Price Waterhouse Coopers               Professional Service       176,000             0.7%
Parsons Energy & Chemicals Group Inc.  Energy                     176,000             0.7%
Johns Manville, Inc.                   Manufacturing              165,000             0.7%
                                                               ----------    ------------
Total                                                           8,807,000            36.5%
                                                               ==========    ============

                                         ANNUALIZED REVENUE   % OF TOTAL OFFICE
CUSTOMER NAME                             (IN MILLIONS)(2)         REVENUE
-------------                            ------------------   -----------------
El Paso Energy                              $      23.85              4.5%
GSA                                         $      13.56              2.5%
AIM Management Group, Inc.                  $      13.37              2.5%
BP Amoco Corporation                        $      13.49              2.5%
Bank One, Texas, NA                         $      13.76              2.6%
Carter & Burgess, Inc.                      $       8.15              1.5%
Exxon Mobil Corporation                     $       8.23              1.5%
Lyondell Chemical Company                   $       8.75              1.6%
Sprint Communications Company               $       6.94              1.3%
Hunt Consolidated, Inc.                     $       7.95              1.5%
Tricon Restaurant Services                  $       6.21              1.2%
BMC Software, Inc.                          $       7.87              1.5%
Janus Capital                               $       6.39              1.2%
Apache Corporation                          $       6.10              1.1%
Occidental Oil and Gas Corporation          $       4.64              0.9%
Perot Systems Corporation                   $       4.95              0.9%
Stewart Information Services                $       4.19              0.8%
Jenkens and Gilchrist, P.C.                 $       4.99              0.9%
MCI Worldcom                                $       5.50              1.0%
CompUSA                                     $       4.02              0.8%
Coral Energy Holding, L.P.                  $       5.03              0.9%
Nortel / Northern Telecom, Inc.             $       4.08              0.8%
Price Waterhouse Coopers                    $       4.52              0.8%
Parsons Energy & Chemicals Group Inc.       $       2.96              0.6%
Johns Manville, Inc.                        $       3.13              0.6%
                                            ------------      -----------
Total                                       $     192.63             36.0%
                                            ============      ===========


(1) This schedule discloses 100% of square footage and revenue related to each customer without adjustments to give effect to Crescent's actual ownership percentage in joint ventured properties.

(2) Annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP.


--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                    OFFICE CUSTOMER INDUSTRY DIVERSIFICATION
                              As of March 31, 2003

                                   (PIE CHART)

Professional Services       29%
Energy                      20%
Financial Services          19%
Technology                   6%
Telecommunications           6%
Manufacturing                4%
Food Service                 3%
Government                   3%
Retail                       3%
Medical                      2%
Other                        5%

Note: Based on square footage; information supplied to the Company from its customers


--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                            OFFICE LEASE EXPIRATIONS
                              As of March 31, 2003

                           TOTAL OFFICE PROPERTIES(1)

                            SQUARE                           SQUARE
                          FOOTAGE OF                       FOOTAGE OF                              ANNUAL
                           EXPIRING         SIGNED          EXPIRING               % OF          FULL-SERVICE
                            LEASES          RENEWALS         LEASES               SQUARE          RENT UNDER
 YEAR OF LEASE             (BEFORE        OF EXPIRING        (AFTER               FOOTAGE          EXPIRING
  EXPIRATION               RENEWALS)       LEASES(2)        RENEWALS)             EXPIRING        LEASES(3)
--------------           ------------    ------------     ------------          ------------     ------------
2003                        3,076,136        (947,325)       2,128,811(4)(5)             8.9%    $ 43,314,867
2004                        4,396,310      (1,246,829)       3,149,481(6)               13.1       72,692,362
2005                        3,538,563        (157,431)       3,381,132                  14.1       77,256,069
2006                        2,689,351         301,432        2,990,783                  12.5       71,522,442
2007                        2,989,974         326,463        3,316,437                  13.8       74,177,058
2008                        1,309,090          49,436        1,358,526                   5.7       29,874,883
2009                        1,005,537         338,146        1,343,683                   5.6       32,191,627
2010                        1,608,063         148,079        1,756,142                   7.3       45,163,101
2011                          904,860           2,657          907,517                   3.8       22,012,293
2012                          564,368              --          564,368                   2.4       13,802,469
2013 and thereafter         1,932,986       1,185,372        3,118,358                  12.8       70,532,076
                         ------------    ------------     ------------          ------------     ------------
                           24,015,238              --       24,015,238(7)              100.0%    $552,539,247
                         ============    ============     ============          ============     ============

                            % OF            ANNUAL
                            ANNUAL          EXPIRING        NUMBER OF
                            FULL-            FULL-          CUSTOMERS
                           SERVICE          SERVICE           WITH
 YEAR OF LEASE               RENT             RENT          EXPIRING
  EXPIRATION               EXPIRING          PSF(3)          LEASES
--------------           ------------     ------------    ------------
2003                              7.8%    $      20.35             349
2004                             13.2            23.08             287
2005                             14.0            22.85             291
2006                             12.9            23.91             217
2007                             13.4            22.37             209
2008                              5.4            21.99             111
2009                              5.8            23.96              52
2010                              8.2            25.72              43
2011                              4.0            24.26              29
2012                              2.5            24.46              22
2013 and thereafter              12.8            22.62              39
                         ------------     ------------    ------------
                                100.0%    $      23.01           1,649
                         ============     ============    ============


(1) Lease expiration data is presented at 100% without adjustments to give effect to Crescent's actual ownership percentage in joint ventured properties.

(2) Signed renewals extend the expiration of dates of in-place leases to the end of the renewed term.

(3) Calculated in accordance with GAAP based on base rent payable under leases for net rentable square feet expiring, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)      Expirations by quarter are as follows: Q2: 722,972 Q3: 710,255 Q4:
         695,584.

(5) As of March 31, 2003, leases totaling 1,410,461 square feet (including renewals of 947,325 square feet and new leases of 463,136 square feet) have been signed and will commence during the remainder of 2003. These signed leases represent approximately 46% of gross square footage expiring during the remainder of 2003. will commence during the remainder of 2003. These signed leases represent approximately 46% of gross square footage expiring during the remainder of 2003.

(6)      Expirations by quarter are as follows: Q1: 1,231,750 Q2: 577,288 Q3:
         843,774 Q4: 496,669.

(7)      Reconciliation of Occupied SF to Net Rentable Area:

  Occupied SF Per 10 Year Expiration Report:                     24,015,238
               Non-revenue Generating Space:                        249,379
                                                               ------------
                   Total Occupied Office SF:                     24,264,617
                            Total Vacant SF:                      4,052,519
                                                               ------------
                           Total Office NRA:                     28,317,136
                                                               ============

--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                            OFFICE LEASE EXPIRATIONS
                              As of March 31, 2003

                           DALLAS OFFICE PROPERTIES(1)

                            SQUARE                           SQUARE
                          FOOTAGE OF                       FOOTAGE OF                              ANNUAL
                           EXPIRING         SIGNED          EXPIRING               % OF          FULL-SERVICE
                            LEASES          RENEWALS         LEASES               SQUARE          RENT UNDER
 YEAR OF LEASE             (BEFORE        OF EXPIRING        (AFTER               FOOTAGE          EXPIRING
  EXPIRATION               RENEWALS)       LEASES(2)        RENEWALS)             EXPIRING        LEASES(3)
--------------           ------------    ------------     ------------          ------------     ------------
2003                        1,164,630        (321,569)         843,061(4)(5)             9.9%    $ 17,209,065
2004                        1,109,624        (268,682)         840,942(6)                9.9       22,024,495
2005                        1,792,316        (256,644)       1,535,672                  18.1       33,770,508
2006                          704,248         179,150          883,398                  10.4       22,506,380
2007                        1,235,661         122,026        1,357,687                  16.0       31,866,465
2008                          395,584         (54,225)         341,359                   4.0        8,129,855
2009                          421,038          82,113          503,151                   5.9       12,856,074
2010                          689,593          89,457          779,050                   9.2       21,225,859
2011                          255,791           1,276          257,067                   3.0        6,312,131
2012                          181,816              --          181,816                   2.1        4,101,663
2013 and thereafter           540,849         427,098          967,947                  11.5       19,985,660
                         ------------    ------------     ------------          ------------     ------------
                            8,491,150              --        8,491,150                 100.0%    $199,988,155
                         ============    ============     ============          ============     ============

                            % OF            ANNUAL
                            ANNUAL          EXPIRING        NUMBER OF
                            FULL-            FULL-          CUSTOMERS
                           SERVICE          SERVICE           WITH
 YEAR OF LEASE               RENT             RENT          EXPIRING
  EXPIRATION               EXPIRING          PSF(3)          LEASES
--------------           ------------     ------------    ------------
2003                              8.6%    $      20.41              95
2004                             11.0            26.19              81
2005                             16.9            21.99             106
2006                             11.3            25.48              55
2007                             15.9            23.47              61
2008                              4.1            23.82              32
2009                              6.4            25.55              13
2010                             10.6            27.25              14
2011                              3.2            24.55               8
2012                              2.1            22.56              12
2013 and thereafter               9.9            20.65              13
                         ------------     ------------    ------------
                                100.0%    $      23.55             490
                         ============     ============    ============


(1) Lease expiration data is presented at 100% without adjustments to give effect to Crescent's actual ownership percentage in joint ventured properties.

(2) Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3) Calculated in accordance with GAAP based on base rent payable under leases for net rentable square feet expiring, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)      Expirations by quarter are as follows: Q2: 202,104 Q3: 449,612 Q4:
         191,345.

(5) As of March 31, 2003, leases totaling 547,303 square feet (including renewals of 321,569 square feet and new leases of 225,734 square feet) have been signed and will commence during the remainder of 2003. These signed leases represent approximately 47% of gross square footage expiring during the remainder of 2003.

(6)      Expirations by quarter are as follows: Q1: 116,005 Q2: 189,078 Q3:
         344,462 Q4: 191,397.


--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                            OFFICE LEASE EXPIRATIONS
                              As of March 31, 2003

                          HOUSTON OFFICE PROPERTIES(1)

                            SQUARE                           SQUARE
                          FOOTAGE OF                       FOOTAGE OF                              ANNUAL
                           EXPIRING         SIGNED          EXPIRING               % OF          FULL-SERVICE
                            LEASES          RENEWALS         LEASES               SQUARE          RENT UNDER
 YEAR OF LEASE             (BEFORE        OF EXPIRING        (AFTER               FOOTAGE          EXPIRING
  EXPIRATION               RENEWALS)       LEASES(2)        RENEWALS)             EXPIRING        LEASES(3)
--------------           ------------    ------------     ------------          ------------     ------------
2003                        1,106,873        (530,693)         576,180(4)(5)             6.4%    $ 10,031,980
2004                        2,040,822        (576,104)       1,464,718(6)               16.4       30,676,657
2005                          644,659          29,233          673,892                   7.5       14,815,065
2006                        1,171,463          63,150        1,234,613                  13.8       26,661,175
2007                        1,220,071         218,562        1,438,633                  16.1       30,293,021
2008                          619,907          69,471          689,378                   7.7       13,655,845
2009                          135,002         227,999          363,001                   4.1        7,690,546
2010                          621,330          49,812          671,142                   7.5       15,311,220
2011                          534,428              --          534,428                   6.0       11,717,944
2012                          225,170              --          225,170                   2.5        5,698,631
2013 and thereafter           628,261         448,570        1,076,831                  12.0       27,892,659
                         ------------    ------------     ------------          ------------     ------------
                            8,947,986              --        8,947,986                 100.0%    $194,444,743
                         ============    ============     ============          ============     ============

                            % OF            ANNUAL
                            ANNUAL          EXPIRING        NUMBER OF
                            FULL-            FULL-          CUSTOMERS
                           SERVICE          SERVICE           WITH
 YEAR OF LEASE               RENT             RENT          EXPIRING
  EXPIRATION               EXPIRING          PSF(3)          LEASES
--------------           ------------     ------------    ------------
2003                              5.2%    $      17.41             147
2004                             15.8            20.94             113
2005                              7.6            21.98              96
2006                             13.7            21.59              78
2007                             15.6            21.06              79
2008                              7.0            19.81              35
2009                              4.0            21.19              17
2010                              7.9            22.81              14
2011                              6.0            21.93              13
2012                              2.9            25.31               5
2013 and thereafter              14.3            25.90               8
                         ------------     ------------    ------------
                                100.0%    $      21.73             605
                         ============     ============    ============


(1) Lease expiration data is presented at 100% without adjustments to give effect to Crescent's actual ownership percentage in joint ventured properties.

(2) Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3) Calculated in accordance with GAAP based on base rent payable under leases for net rentable square feet expiring, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)      Expirations by quarter are as follows: Q2: 296,919 Q3: 124,821 Q4:
         154,440.

(5) As of March 31, 2003, leases totaling 665,944 square feet (including renewals of 530,693 square feet and new leases of 135,251 square feet) have been signed and will commence during the remainder of 2003. These signed leases represent approximately 60% of gross square footage expiring during the remainder of 2003.

(6)      Expirations by quarter are as follows: Q1: 828,077 Q2: 237,144 Q3:
         192,061 Q4: 207,436.


--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                            OFFICE LEASE EXPIRATIONS
                              As of March 31, 2003

                           AUSTIN OFFICE PROPERTIES(1)

                            SQUARE                           SQUARE
                          FOOTAGE OF                       FOOTAGE OF                              ANNUAL
                           EXPIRING         SIGNED          EXPIRING               % OF          FULL-SERVICE
                            LEASES          RENEWALS         LEASES               SQUARE          RENT UNDER
 YEAR OF LEASE             (BEFORE        OF EXPIRING        (AFTER               FOOTAGE          EXPIRING
  EXPIRATION               RENEWALS)       LEASES(2)        RENEWALS)             EXPIRING        LEASES(3)
--------------           ------------    ------------     ------------          ------------     ------------
2003                          223,163         (18,215)         204,948(4)(5)            12.5%    $  5,055,923
2004                          359,069              --          359,069(6)               21.9        8,531,319
2005                          481,551              --          481,551                  29.3       12,030,363
2006                          314,757           2,572          317,329                  19.3        8,613,194
2007                           78,935              --           78,935                   4.8        1,969,164
2008                           99,579           5,360          104,939                   6.4        2,829,358
2009                           33,283              --           33,283                   2.0          852,509
2010                            7,729              --            7,729                   0.5          185,930
2011                               --              --               --                   0.0               --
2012                               --              --               --                   0.0               --
2013 and thereafter            44,919          10,283           55,202                   3.3        1,395,207
                         ------------    ------------     ------------          ------------     ------------
                            1,642,985              --        1,642,985                 100.0%    $ 41,462,967
                         ============    ============     ============          ============     ============

                            % OF            ANNUAL
                            ANNUAL          EXPIRING        NUMBER OF
                            FULL-            FULL-          CUSTOMERS
                           SERVICE          SERVICE           WITH
 YEAR OF LEASE               RENT             RENT          EXPIRING
  EXPIRATION               EXPIRING          PSF(3)          LEASES
--------------           ------------     ------------    ------------
2003                             12.2%    $      24.67              35
2004                             20.6            23.76              22
2005                             29.0            24.98              22
2006                             20.8            27.14              17
2007                              4.8            24.95              10
2008                              6.8            26.96              13
2009                              2.1            25.61               2
2010                              0.5            24.06               3
2011                              0.0               --              --
2012                              0.0               --              --
2013 and thereafter               3.2            25.27               3
                         ------------     ------------    ------------
                                100.0%    $      25.24             127
                         ============     ============    ============


(1) Lease expiration data is presented at 100% without adjustments to give effect to Crescent's actual ownership percentage in joint ventured properties.

(2) Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3) Calculated in accordance with GAAP based on base rent payable under leases for net rentable square feet expiring, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)      Expirations by quarter are as follows: Q2: 124,871 Q3: 60,566 Q4:
         19,511.

(5) As of March 31, 2003, leases totaling 45,741 square feet (including renewals of 18,215 square feet and new leases of 27,526 square feet) have been signed and will commence during the remainder of 2003. These signed leases represent approximately 20% of gross square footage expiring during the remainder of 2003.

(6)      Expirations by quarter are as follows: Q1: 83,448 Q2: 12,528 Q3:
         249,405 Q4: 13,688.


--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                            OFFICE LEASE EXPIRATIONS
                              As of March 31, 2003

                           DENVER OFFICE PROPERTIES(1)

                            SQUARE                           SQUARE
                          FOOTAGE OF                       FOOTAGE OF                               ANNUAL
                           EXPIRING         SIGNED          EXPIRING               % OF          FULL-SERVICE
                            LEASES          RENEWALS         LEASES                SQUARE         RENT UNDER
 YEAR OF LEASE             (BEFORE        OF EXPIRING        (AFTER               FOOTAGE          EXPIRING
  EXPIRATION               RENEWALS)       LEASES(2)        RENEWALS)             EXPIRING         LEASES(3)
--------------           ------------    ------------     ------------          ------------     ------------
2003                          343,138         (23,622)         319,516(4)(5)            16.7%    $  6,555,990
2004                          399,312        (172,335)         226,977(6)               11.8        5,057,541
2005                          337,917              --          337,917                  17.6        7,648,218
2006                          153,800          10,247          164,047                   8.6        4,148,439
2007                          163,379           4,597          167,976                   8.8        3,848,384
2008                           80,483           8,778           89,261                   4.7        1,879,234
2009                          200,878           8,491          209,369                  10.9        5,055,671
2010                          101,054              --          101,054                   5.3        2,706,974
2011                            2,478           1,381            3,859                   0.2           70,474
2012                           61,080              --           61,080                   3.2        1,485,362
2013 and thereafter            73,210         162,463          235,673                  12.2        5,154,024
                         ------------    ------------     ------------          ------------     ------------
                            1,916,729              --        1,916,729                 100.0%    $ 43,610,311
                         ============    ============     ============          ============     ============

                             % OF             ANNUAL
                             ANNUAL          EXPIRING        NUMBER OF
                             FULL-             FULL-        CUSTOMERS
                            SERVICE          SERVICE           WITH
 YEAR OF LEASE                RENT             RENT          EXPIRING
  EXPIRATION                EXPIRING          PSF(3)          LEASES
--------------            ------------     ------------    ------------
2003                              15.0%    $      20.52              27
2004                              11.6            22.28              24
2005                              17.5            22.63              19
2006                               9.5            25.29              14
2007                               8.8            22.91              22
2008                               4.3            21.05              12
2009                              11.6            24.15               9
2010                               6.2            26.79               5
2011                               0.2            18.26               2
2012                               3.4            24.32               1
2013 and thereafter               11.9            21.87               2
                          ------------     ------------    ------------
                                 100.0%    $      22.75             137
                          ============     ============    ============


(1) Lease expiration data is presented at 100% without adjustments to give effect to Crescent's actual ownership percentage in joint ventured properties.

(2) Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3) Calculated in accordance with GAAP based on base rent payable under leases for net rentable square feet expiring, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)      Expirations by quarter are as follows: Q2: 40,808 Q3: 17,517 Q4:
         261,191.

(5) As of March 31, 2003, leases totaling 33,362 square feet (including renewals of 23,622 square feet and new leases of 9,740 square feet) have been signed and will commence during the remainder of 2003. These signed leases represent approximately 10% of gross square footage expiring during the remainder of 2003.

(6)      Expirations by quarter are as follows: Q1: 147,794 Q2: 48,066 Q3:
         12,413 Q4: 18,704.


--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                            OFFICE LEASE EXPIRATIONS
                              As of March 31, 2003

                           OTHER OFFICE PROPERTIES(1)

                            SQUARE                           SQUARE
                          FOOTAGE OF                       FOOTAGE OF                              ANNUAL
                           EXPIRING         SIGNED          EXPIRING                % OF         FULL-SERVICE
                            LEASES          RENEWALS         LEASES                SQUARE         RENT UNDER
 YEAR OF LEASE             (BEFORE        OF EXPIRING        (AFTER               FOOTAGE          EXPIRING
  EXPIRATION               RENEWALS)       LEASES(2)        RENEWALS)             EXPIRING        LEASES(3)
--------------           ------------    ------------     ------------          ------------     ------------
2003                          238,332         (53,226)         185,106(4)(5)             6.1%    $  4,461,909
2004                          487,483        (229,708)         257,775(6)                8.6        6,402,350
2005                          282,120          69,980          352,100                  11.7        8,991,915
2006                          345,083          46,313          391,396                  13.0        9,593,254
2007                          291,928         (18,722)         273,206                   9.1        6,200,024
2008                          113,537          20,052          133,589                   4.4        3,380,591
2009                          215,336          19,543          234,879                   7.8        5,736,827
2010                          188,357           8,810          197,167                   6.5        5,733,118
2011                          112,163              --          112,163                   3.7        3,911,744
2012                           96,302              --           96,302                   3.2        2,516,813
2013 and thereafter           645,747         136,958          782,705                  25.9       16,105,206
                         ------------    ------------     ------------          ------------     ------------
                            3,016,388              --        3,016,388                 100.0%    $ 73,033,751
                         ============    ============     ============          ============     ============

                           % OF             ANNUAL
                           ANNUAL          EXPIRING        NUMBER OF
                           FULL-            FULL-          CUSTOMERS
                          SERVICE          SERVICE           WITH
 YEAR OF LEASE              RENT             RENT          EXPIRING
  EXPIRATION              EXPIRING          PSF(3)          LEASES
--------------          ------------     ------------    ------------
2003                             6.1%    $      24.10              45
2004                             8.8            24.84              47
2005                            12.3            25.54              48
2006                            13.1            24.51              53
2007                             8.5            22.69              37
2008                             4.6            25.31              19
2009                             7.9            24.42              11
2010                             7.9            29.08               7
2011                             5.4            34.88               6
2012                             3.5            26.13               4
2013 and thereafter             21.9            20.58              13
                        ------------     ------------    ------------
                               100.0%    $      24.21             290
                        ============     ============    ============


(1) Lease expiration data is presented at 100% without adjustments to give effect to Crescent's actual ownership percentage in joint ventured properties.

(2) Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3) Calculated in accordance with GAAP based on base rent payable under leases for net rentable square feet expiring, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)      Expirations by quarter are as follows: Q2: 58,270 Q3: 57,739 Q4:
         69,097.

(5) As of March 31, 2003, leases totaling 118,111 square feet (including renewals of 53,226 square feet and new leases of 64,885 square feet) have been signed and will commence during the remainder of 2003. These signed leases represent approximately 50% of gross square footage expiring during the remainder of 2003.

(6) Expirations by quarter are as follows: Q1: 56,426 Q2: 90,472 Q3: 45,433 Q4: 65,444.



--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                      ACQUISITIONS/DEVELOPMENT/DISPOSITIONS
                              As of March 31, 2003


                               OFFICE ACQUISITIONS

                                      None

                               OFFICE DEVELOPMENT

                                      None

                               OFFICE DISPOSITIONS

                                      None

--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                                 PORTFOLIO DATA
                                  RESORT/HOTEL



--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                         RESORT/HOTEL PROPERTY TABLE(1)
                              As of March 31, 2003

                                                                                                          FOR THE THREE MONTHS
                                                                                                             ENDED MARCH 31,
                                                                                                         -------------------------

                                                                                                                  AVERAGE
                                                                                                                 OCCUPANCY
                                                                            YEAR                                   RATE
                                                                          COMPLETED/                     -------------------------
RESORT/HOTEL PROPERTY                                  LOCATION           RENOVATED         ROOMS           2003           2002
---------------------                                ---------------    --------------    ----------     ----------     ----------

  UPSCALE BUSINESS CLASS HOTELS:

     Denver Marriott City Center                     Denver, CO            1982/1994             613             74%            66%
     Hyatt Regency Albuquerque                       Albuquerque, NM         1990                395             75             62
     Omni Austin Hotel (2)                           Austin, TX              1986                375             81             68
     Renaissance Houston Hotel                       Houston, TX           1975/2000             388             71             66
                                                                                          ----------     ----------     ----------
        TOTAL/WEIGHTED AVERAGE                                                                 1,771             75%            65%
                                                                                          ==========     ==========     ==========

  LUXURY RESORTS AND SPAS:

     Park Hyatt Beaver Creek Resort and Spa          Avon, CO              1989/2001             275             75%            81%
     Fairmont Sonoma Mission Inn & Spa (3)           Sonoma, CA         1927/1987/1997           228             46             46
     Ventana Inn & Spa                               Big Sur, CA        1975/1982/1988            62             62             66
     Ritz Carlton Palm Beach (4)                     Palm Beach, FL          1991                270             75             75
                                                                                          ----------     ----------     ----------
        TOTAL/WEIGHTED AVERAGE                                                                   835             66%            68%
                                                                                          ==========     ==========     ==========

                                                                                            GUEST
  DESTINATION FITNESS RESORTS AND SPAS:                                                     NIGHTS
                                                                                          ----------
     Canyon Ranch-Tucson                             Tucson, AZ              1980                259(5)
     Canyon Ranch-Lenox                              Lenox, MA               1989                212(5)
                                                                                          ----------     ----------     ----------
        TOTAL/WEIGHTED AVERAGE                                                                   471           82%             86%
                                                                                          ==========     ==========     ==========

  LUXURY AND DESTINATION FITNESS RESORTS COMBINED                                                                72%            75%
                                                                                                         ==========     ==========

        GRAND TOTAL/WEIGHTED AVERAGE FOR
          RESORT/HOTEL PROPERTIES                                                              3,077             73%            69%
                                                                                          ==========     ==========     ==========

                                                              FOR THE THREE MONTHS ENDED MARCH 31,
                                                      ----------------------------------------------------
                                                                                          REVENUE
                                                              AVERAGE                       PER
                                                               DAILY                     AVAILABLE
                                                                RATE                  ROOM/GUEST NIGHT
                                                      ------------------------    ------------------------
RESORT/HOTEL PROPERTY                                    2003          2002          2003          2002
---------------------                                 ----------    ----------    ----------    ----------

     UPSCALE BUSINESS CLASS HOTELS:

        Denver Marriott City Center                   $      121    $      112    $       89    $       74
        Hyatt Regency Albuquerque                            111           110            82            68
        Omni Austin Hotel (2)                                121           124            97            84
        Renaissance Houston Hotel                            114           118            81            78
                                                      ----------    ----------    ----------    ----------
             TOTAL/WEIGHTED AVERAGE                   $      117    $      116    $       88    $       76
                                                      ==========    ==========    ==========    ==========

     LUXURY RESORTS AND SPAS:

        Park Hyatt Beaver Creek Resort and Spa        $      471    $      445    $      352    $      359
        Fairmont Sonoma Mission Inn & Spa (3)                220           233           101           108
        Ventana Inn & Spa                                    354           322           218           211
        Ritz Carlton Palm Beach (4)                          432           433           324           326
                                                      ----------    ----------    ----------    ----------
             TOTAL/WEIGHTED AVERAGE                   $      401    $      393    $      265    $      269
                                                      ==========    ==========    ==========    ==========


     DESTINATION FITNESS RESORTS AND SPAS:

        Canyon Ranch-Tucson
        Canyon Ranch-Lenox
                                                      ----------    ----------    ----------    ----------
             TOTAL/WEIGHTED AVERAGE                   $      675    $      649    $      530    $      542
                                                      ==========    ==========    ==========    ==========

     LUXURY AND DESTINATION FITNESS RESORTS COMBINED  $      511    $      498    $      361    $      367
                                                      ==========    ==========    ==========    ==========

             GRAND TOTAL/WEIGHTED AVERAGE FOR
               RESORT/HOTEL PROPERTIES                $      282    $      293    $      206    $      202
                                                      ==========    ==========    ==========    ==========


(1) Resort/Hotel Property Table is presented at 100% without any adjustment to give effect to Crescent's actual ownership percentage in resort/hotel properties.

(2)      The Omni Austin Hotel is leased pursuant to a lease to HCD Austin
         Corporation.

(3) The Company has a 80.1% member interest in the limited liability company that owns Fairmont Sonoma Mission Inn & Spa.

(4) The Company has a 50.0% member interest in the limited liability company that owns the Ritz Carlton Palm Beach.

(5) Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                               SAME-STORE ANALYSIS
                              As of March 31, 2003

                                   RESORTS(1)

                                                                   FOR THE THREE MONTHS ENDED MARCH 31,
                                                       -----------------------------------------------------------
                                                           2003              2002          PERCENTAGE/POINT CHANGE
                                                       ------------      ------------      -----------------------
Same-Store NOI (in thousands)                          $      9,170      $     10,771               (15) %
Weighted Average Occupancy                                       71%               75%               (4) pt
Average Daily Rate                                     $        534      $        515                 4  %
Revenue per Available Room/Guest Night                 $        370      $        378                (2) %

                              BUSINESS CLASS HOTELS

                                                                   FOR THE THREE MONTHS ENDED MARCH 31,
                                                       -----------------------------------------------------------
                                                           2003              2002          PERCENTAGE/POINT CHANGE
                                                       ------------      ------------      -----------------------
Same-Store NOI (in thousands)                          $      5,133      $      4,353                18 %
Weighted Average Occupancy                                       75%               65%               10 pt
Average Daily Rate                                     $        117      $        116                 1 %
Revenue per Available Room                             $         88      $         76                16 %

(1) Same-Store Analysis excludes the Ritz Carlton Palm Beach. As of March 31, 2003, the Company held an $8.3M note receivable and owned a 25% equity interest in the entity that owns the Ritz Carlton Palm Beach. Through a series of transactions in October 2002, the Company increased its equity interest to 50% and settled the note receivable.

--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                                 PORTFOLIO DATA

                             RESIDENTIAL DEVELOPMENT



--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                     RESIDENTIAL DEVELOPMENT PROPERTY TABLE
                              As of March 31, 2003


                             RESIDENTIAL                                                   RESIDENTIAL           TOTAL
     RESIDENTIAL             DEVELOPMENT                                                   DEVELOPMENT           LOTS/
     DEVELOPMENT             PROPERTIES               TYPE OF                             CORPORATION'S          UNITS
   CORPORATION (1)             (RDP)                   RDP(2)             LOCATION         OWNERSHIP %          PLANNED
   ---------------           ----------               -------             --------        -------------       -----------
Desert Mountain             Desert Mountain              SF           Scottsdale, AZ         93.0%                  2,665
    Development                                                                                               -----------
    Corporation

The Woodlands               The Woodlands                SF           The Woodlands, TX      42.5%(8)              38,211
    Land Company,                                                                                             -----------
    Inc.

Crescent                    Eagle Ranch                  SF           Eagle, CO              60.0%                  1,100
    Resort                  Main Street
    Development,            Junction                     CO           Breckenridge, CO       30.0%                     36
    Inc. (9)                Main Street
                            Station                      CO           Breckenridge, CO       30.0%                     82
                            Main Street Station
                            Vacation Club                TS           Breckenridge, CO       30.0%                     42(6)
                            Riverbend                    SF           Charlotte, NC          60.0%                    650
                            Three Peaks
                            (Eagle's Nest)               SF           Silverthorne, CO       30.0%                    391
                            Park Place at
                            Riverfront                   CO           Denver, CO             64.0%                     70
                            Park Tower at
                            Riverfront                   CO           Denver, CO             64.0%                     61(6)
                            Promenade Lofts
                            at Riverfront                CO           Denver, CO             64.0%                     66
                            Creekside at
                            Riverfront                   CO           Denver, CO             64.0%                     40(6)
                            Cresta                       TH           Edwards, CO            60.0%                     25
                            Snow Cloud                   CO           Avon, CO               64.0%                     54
                            Horizon Pass Lodge           CO           Avon, CO               64.0%                     31(6)
                            One Vendue Range             CO           Charleston, SC         62.0%                     50(6)
                            Old Greenwood               SF/TS         Truckee, CA            71.2%                    249
                            Tahoe Mountain
                            Resorts                  SF/CO/TH/TS      Tahoe, CA            57% - 71.2%                 --(7)
                                                                                                              -----------
         TOTAL CRESCENT RESORT DEVELOPMENT, INC.                                                                    2,947
                                                                                                              -----------

Mira Vista                  Mira Vista                   SF           Fort Worth, TX         98.0%                    740
    Development                                                                                               -----------
    Corp.

Houston Area                Falcon Point                 SF           Houston, TX           100.0%                    510
    Development             Falcon Landing               SF           Houston, TX           100.0%                    623
    Corp.                   Spring Lakes                 SF           Houston, TX           100.0%                    520
                                                                                                              -----------

         TOTAL HOUSTON AREA DEVELOPMENT CORP.                                                                       1,653
                                                                                                              -----------

            TOTAL                                                                                                  46,216
                                                                                                              ===========

                                                         TOTAL          TOTAL          AVERAGE
                             RESIDENTIAL               LOTS/UNITS     LOTS/UNITS       CLOSED                RANGE OF
     RESIDENTIAL             DEVELOPMENT               DEVELOPED        CLOSED       SALE PRICE              PROPOSED
     DEVELOPMENT             PROPERTIES                  SINCE           SINCE         PER LOT/             SALE PRICES
   CORPORATION (1)             (RDP)                   INCEPTION       INCEPTION     UNIT ($)(3)        PER LOT/UNIT ($)(4)
   ---------------           ----------                -----------    -----------    -----------        -------------------
Desert Mountain             Desert Mountain                  2,399          2,266        540,000        400,000 - 4,000,000(5)
    Development                                        -----------    -----------
    Corporation

The Woodlands               The Woodlands                   27,267         25,929         58,000         16,000 - 2,160,000
    Land Company,                                      -----------    -----------
    Inc.

Crescent                    Eagle Ranch                        606            564         81,000         50,000 -   150,000
    Resort                  Main Street
    Development,            Junction                            36             32        463,000        300,000 -   580,000
    Inc. (9)                Main Street
                            Station                             82             78        488,000        215,000 - 1,065,000
                            Main Street Station
                            Vacation Club                       42             25      1,160,000        380,000 - 4,600,000
                            Riverbend                          247            247         30,000         25,000 -    38,000
                            Three Peaks
                            (Eagle's Nest)                     253            190        258,000        135,000 -   425,000
                            Park Place at
                            Riverfront                          70             66        413,000        195,000 - 1,445,000
                            Park Tower at
                            Riverfront                          61             57        666,000        180,000 - 2,100,000
                            Promenade Lofts
                            at Riverfront                       66             64        430,000        180,000 - 2,100,000
                            Creekside at
                            Riverfront                          --             --         N/A           210,000 -   434,000
                            Cresta                              20             19      1,914,000      1,230,000 - 3,434,000
                            Snow Cloud                          54             53      1,742,000        840,000 - 4,545,000
                            Horizon Pass Lodge                  --             --             --      1,050,000 - 4,560,000
                            One Vendue Range                    24             24      1,173,000        450,000 - 3,100,000
                            Old Greenwood                       --             --         N/A            N/A         N/A
                            Tahoe Mountain
                            Resorts                             --(7)          --(7)      N/A            N/A         N/A
                                                       -----------    -----------
         TOTAL CRESCENT RESORT DEVELOPMENT, INC.             1,561          1,419
                                                       -----------    -----------

Mira Vista                  Mira Vista                         740            711         99,000         50,000 -   265,000
    Development                                        -----------    -----------
    Corp.

Houston Area                Falcon Point                       432            391         41,000         28,000 -    52,000
    Development             Falcon Landing                     613            566         21,000         23,000 -    25,000
    Corp.                   Spring Lakes                       352            323         31,000         35,000 -    50,000
                                                       -----------    -----------

         TOTAL HOUSTON AREA DEVELOPMENT CORP.                1,397          1,280
                                                       -----------    -----------

            TOTAL                                           33,364         31,605
                                                       ===========    ===========


(1) As of March 31, 2003, the Company had a 100% ownership interest in Desert Mountain Development Corporation, The Woodlands Land Company, Inc., and Crescent Resort Development, Inc. As of December 31, 2002 the Company had a 94% ownership interest, representing all of the non-voting common stock, in Mira Vista Development Corp. and Houston Area Development Corp. On January 3, 2003, through the acquisition of the remaining interest in DBL, the Company acquired 4% of the remaining economic interest representing substantially all of the voting stock in Mira Vista Development Corp. and Houston Area Development Corp. As a result, the Company's ownership interest in MVDC and HADC is 98%. These entities, previously unconsolidated, are consolidated as of January 3, 2003.

(2) SF (Single-Family Lots); CO (Condominium); TH (Town home); and TS (Timeshare Equivalent Units).

(3)      Based on lots/units closed during the Company's ownership period.

(4) Based on existing inventory of developed lots/units and lots/units to be developed.

(5)      Includes golf membership, which as of March 31, 2003, is $0.2M.

(6) As of March 31, 2003, .95 equivalent units were under contract at Main Street Station Vacation Club representing $1.3 million in sales; one unit was under contract at Park Tower at Riverfront representing $2.0 million in sales; 18 units at Creekside were under contract representing $5.4 million in sales; 18 units were under contract at Horizon Pass Lodge representing $37.5 million in sales and 24 units were under contract at One Vendue Range representing $26.9 million in sales.

(7) This project is in the early stages of development, and this information is not available as of March 31, 2003.

(8) Distributions are made to Partners based on specified payout percentages. During the three months ended March 31, 2003, the payout percentage and economic interest was 52.5%.

(9) Residential Development Corporation's ownership percentage represents the profit percentage allocation after Crescent receives a 12-13% preferred return on its invested capital.

--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                                   STATISTICS
                              As of March 31, 2003

                                  THE WOODLANDS

                                                        FOR THE THREE MONTHS ENDED MARCH 31,
                                                        ------------------------------------
                                                              2003                2002
                                                          ------------        ------------

Residential Lot Sales                                              218                 227
Average Sales Price per Lot                               $     65,000        $     52,000
Commercial Land Sales                                         14 acres            34 acres
Average Sales Price per Acre                              $    387,000        $    274,000

                           CRESCENT RESORT DEVELOPMENT

                                                              FOR THE THREE MONTHS ENDED MARCH 31,
                                                              ------------------------------------
                                                                    2003                2002
                                                                ------------        ------------

Active Projects                                                           16                  15
Residential Lot Sales                                                      8                   4
Residential Unit Sales:
     Town home Sales                                                      --                   1
     Single-Family Home Sales                                             --                  --
     Condominium Sales                                                    15                 158
Residential Equivalent Timeshare Unit Sales                                2                   5
Commercial Land Sales                                                     --                  --
Average Sales Price per Residential Lot                        $      30,000       $      51,000
Average Sales Price per Residential Unit                       $ 1.0 million       $ 0.5 million
Average Sales Price per Residential Equivalent Timeshare Unit  $ 1.4 million       $ 1.2 million

                                 DESERT MOUNTAIN

                                                              FOR THE THREE MONTHS ENDED MARCH 31,
                                                              ------------------------------------
                                                                    2003                2002
                                                                ------------        ------------

Residential Lot Sales                                                    13                  23
Average Sales Price per Lot(1)                                 $    695,000        $    671,000

(1) Includes equity golf membership


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                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                                 PORTFOLIO DATA
                  TEMPERATURE-CONTROLLED LOGISTICS PROPERTIES




--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                        TEMPERATURE-CONTROLLED LOGISTICS
                              As of March 31, 2003
                                 (in thousands)

                        Temperature-Controlled Logistics
                                 Property Table

As of March 31, 2003, the Company held a 40% interest in the Temperature-Controlled Logistics Partnership, which owns the Temperature-Controlled Logistics Corporation (TCLC), which directly or indirectly owns the 88 temperature-controlled logistics properties. The business operations associated with the Temperature-Controlled Logistics properties are owned by AmeriCold Logistics, in which the Company has no interest. TCLC (landlord) is entitled to receive lease payments from AmeriCold Logistics (tenant).

The following table shows the number and aggregate size of Temperature-Controlled Logistics Corporation (landlord) properties by state as of March 31, 2003:

                                               TOTAL CUBIC            TOTAL
                            NUMBER OF             FEET             SQUARE FEET
  STATE                     PROPERTIES        (IN MILLIONS)       (IN MILLIONS)
  -----                    ------------       -------------       -------------

Alabama                               4                10.7                 0.3
Arizona                               1                 2.9                 0.1
Arkansas                              6                33.1                   1
California                            8                24.9                 0.9
Colorado                              1                 2.8                 0.1
Florida                               5                 7.5                 0.3
Georgia                               8                49.5                 1.7
Idaho                                 2                18.7                 0.8
Illinois                              2                11.6                 0.4
Indiana                               1                 9.1                 0.3
Iowa                                  2                12.5                 0.5
Kansas                                2                   5                 0.2
Kentucky                              1                 2.7                 0.1
Maine                                 1                 1.8                 0.2
Massachusetts                         5                10.5                 0.5
Mississippi                           1                 4.7                 0.2

                                               TOTAL CUBIC            TOTAL
                            NUMBER OF             FEET             SQUARE FEET
  STATE                     PROPERTIES        (IN MILLIONS)       (IN MILLIONS)
  -----                    ------------       -------------       -------------

Missouri                              2                46.8                 2.8
Nebraska                              2                 4.4                 0.2
New York                              1                11.8                 0.4
North Carolina                        3                  10                 0.4
Ohio                                  1                 5.5                 0.2
Oklahoma                              2                 2.1                 0.1
Oregon                                6                40.4                 1.7
Pennsylvania                          2                27.4                 0.9
South Carolina                        1                 1.6                 0.1
South Dakota                          1                 2.9                 0.1
Tennessee                             3                10.6                 0.4
Texas                                 2                 6.6                 0.2
Utah                                  1                 8.6                 0.4
Virginia                              2                 8.7                 0.3
Washington                            6                28.7                 1.1
Wisconsin                             3                17.4                 0.6
                           ------------        ------------        ------------

TOTAL                                88(1)            441.5(1)             17.5(1)
                           ============        ============        ============

(1) As of March 31, 2003, Americold Logistics operated 101 temperature-controlled logistics properties with an aggregate of approximately 541.4 million cubic feet (20.7 million square feet) of warehouse space.

Rent is recorded by TCLC (landlord) when earned and collected rather than when due under the terms of the property leases. Rent earned and collected by TCLC was $31,423 and $31,959 for the three months ended March 31, 2003 and March 31, 2002, respectively. FFO generated by Crescent's temperature controlled logistics segment for the three months ended March 31, 2003 and March 31, 2002 was $7,017 and $5,401, respectively.

             AMERICOLD LOGISTICS SUMMARY OPERATING INCOME STATEMENT
                     (TENANT & OPERATOR OF ABOVE PROPERTIES)

                                                                 FOR THE THREE MONTHS ENDED MARCH 31,
                                                                 ------------------------------------
                                                                     2003                    2002        % CHANGE
                                                                 ------------            ------------    ---------
Revenue                                                          $    159,722            $    154,628
Expenses                                                              128,559                 124,833
                                                                 ------------            ------------
Net Income (before rent expense) (1)                             $     31,163            $     29,795         4.6%
                                                                 ============            ============

Facilities Operated by Americold Logistics                                101                     100
Facilities Leased to Americold Logistics by TCLC                           88                      89

Average Property Occupancy for all Leased Facilities                       75%                    75%

(1) Rent expense was $38,013 and $35,935 for the three months ended March 31, 2003 and 2002, respectively. The net loss including rent expense was $6,850 and $6,140 for the three months ended March 31, 2003 and 2002, respectively.


--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                              CONTACT INFORMATION




--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003

                            EQUITY RESEARCH COVERAGE

BANC OF AMERICA SECURITIES                        MERRILL LYNCH
Lee T. Schalop                                    Steve Sakwa
Alexis Hughes                                     212.449.0335
212.847.5677
212.847.5705                                      MORGAN STANLEY
                                                  Greg Whyte
BEAR STEARNS                                      Ajit Kumar
Ross Smotrich                                     212.761.6331
Michael T. Marron                                 212.761.3318
212.272.8046
212.272.7424                                      RBC CAPITAL MARKETS
                                                  Jay Leupp
CS FIRST BOSTON                                   David Copp
Larry Raiman                                      415.633.8588
Jay Habermann                                     415.633.8558
212.538.2830
212.538.5250                                      SMITH BARNEY CITIGROUP
                                                  Jonathan Litt
FRIEDMAN BILLINGS RAMSEY                          Gary Boston
David Loeb                                        212.816.0231
Gustavo Sarago                                    212.816.1383
703.469.1289
703.469.1042                                      STIFEL, NICOLAUS
                                                  John Roberts
                                                  502.420.3203

                               INVESTOR RELATIONS

                      Crescent Real Estate Equities Company
                          Investor Relations Department
                            777 Main Street, Ste 2100
                              Fort Worth, TX 76102
                               Phone: 817.321.2180
                                Fax: 817.321.2060

              CONTACT                            INFORMATION REQUEST

          Keira B. Moody                          Karla F. Anderson
 Vice President Investor Relations         Investor Relations Coordinator
        Phone: 817.321.1412                      Phone: 817.321.1478
         Fax: 817.321.2060                        Fax: 817.321.2060
        Kmoody@crescent.com                    Kanderson@crescent.com


--------------------------------------------------------------------------------
                      Crescent Real Estate Equities Company
                    Supplemental Operating and Financial Data
                      for the Quarter Ended March 31, 2003